Exhibit 10.2
PURCHASE AGREEMENT
for
BLUE HARBOR RESORT, SHEBOYGAN, WISCONSIN
between
CLAREMONT NEW FRONTIER RESORT LLC
(“PURCHASER”)
and
BLUE HARBOR RESORT SHEBOYGAN, LLC
(“SELLER”)
DATED MARCH 17, 2011

PURCHASE AGREEMENT
     This PURCHASE AGREEMENT (this “Agreement”) is made and entered into this 17th day of March, 2011, by and between CLAREMONT NEW FRONTIER RESORT LLC, a Delaware limited liability company (“Purchaser”) and BLUE HARBOR RESORT SHEBOYGAN, LLC, a Wisconsin limited liability company (“Seller”). The “Effective Date” of this Agreement shall be the date on which the last of the parties to execute this Agreement delivers the fully-executed agreement to the other party, as evidenced by the date set forth immediately below their respective signatures hereto, which date shall be inserted on the cover page of this Agreement.
RECITALS
     A. Seller is the owner of certain assets used in connection with or relating to the business of Seller known as “Blue Harbor Resort” (such business is sometimes hereinafter referred to as the “Business”) located in Sheboygan, Wisconsin (the “City”).
     B. Purchaser desires to purchase such assets from Seller, and Seller desires to sell such assets to Purchaser, for the purchase price and upon terms and conditions hereinafter set forth.
     C. Purchaser and Seller are parties to that certain Purchase Agreement dated September 15, 2010, as amended (the “Original Purchase Agreement”) for the sale of the Business.
     D. During the course of its due diligence review pursuant to the Original Purchase Agreement, various issues have arisen regarding the business and municipal approvals and agreements, and in consideration of Purchaser agreeing to move forward with the purchase of the Business, Seller and Purchaser have agreed to amend and restate the Original Purchase Agreement as provided in this Agreement.
     E. As a part of the execution of this Agreement, the parties desire to terminate the Original Purchase Agreement and all terms and conditions with respect to the purchase of the Business by the Purchaser are to be incorporated herein.
AGREEMENT:
     NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
PURCHASE OF THE ASSETS OF THE BUSINESS
     1.1 Purchase of the Assets of the Business. The Purchaser agrees to buy from the Seller and the Seller agrees to sell to Purchaser, all but not less than all, of the Business and assets of every kind and description owned by the Seller now and on the Closing Date (as hereinafter defined), except for those assets expressly excluded elsewhere in this Agreement or its attached Exhibits, that are used in, related to or in any way connected with the Business of the Seller, legally or beneficially, whether constituting real or personal property including, without limitation, all of Seller’s right, title and interest in and to any and all of the following (all of which are as hereinafter defined in this Article I): Improvements, Furniture, Fixtures and Equipment (sometimes hereinafter referred to as “FF&E”), Assumed Hotel Contracts and Agreements, Assumed Convention Center Project Contracts and Agreements, Consumables and Inventories, Plans, Permits, Licenses and Approvals, Books and Records and Signage, as well as all other real, personal or intangible property, of any kind, type or nature, including the goodwill of the Acquired Assets of Seller related to any of the foregoing.
     Notwithstanding anything to the contrary contained herein, all of the Excluded Assets are specifically excluded from this transaction. All of the assets of the Seller to be acquired by the Purchaser including the Business and the Hotel are hereinafter collectively referred to as the “Acquired Assets”. The Trade Names shall continue to be owned by Seller and, in exchange for consideration of One Dollar, shall be licensed to Purchaser for Purchaser’s nonexclusive use in conjunction with the operation of the Acquired Assets within the City of Sheboygan, subject to the terms and conditions of the license agreement to be executed by the parties pursuant to Section 9.2(v) hereof; provided, however, for a period of 5 years following the Closing, Purchaser’s use of the Trade Names in conjunction with the operation of the Acquired Assets shall be the exclusive use of the Trade Names in the States of Wisconsin and Iowa.
     1.2 “Excluded Assets” shall mean: (a) those certain leasehold interests in the real estate located at 725 Blue Harbor Drive in the City of Sheboygan (the “Land”), as more specifically identified on Exhibit A attached hereto and incorporated herein which include the so-called “Resort Ground Lease” and “Convention Center Operating Lease” (the “Leases”); (b) all conference center improvements that are part of the “Leased Premises” as set forth in Section 11 of that certain Operating Lease, dated July 30, 2003, between the City of Sheboygan and Blue Harbor Resort Sheboygan, LLC and are owned by the City; (c) all furniture, fixtures, equipment and articles of personal property relating to and used in connection with the operation and maintenance of the Blue Harbor Conference Center, the Seabird Restaurant and Blue Point Wine & Tapas Bar to the extent owned by someone other than the Seller or an affiliate of the Seller; and (d) the Trade Names.
     1.3 “Leasehold Interests” shall mean all of Seller’s right, title and interest in and to the Leases, including without limitation all development rights, privileges, appurtenances, advantages and easements belonging thereto or in any way appertaining thereto.
     1.4 “Improvements” shall mean all buildings, structures, fixtures, parking areas and other improvements, referenced in the Leases and owned by the Seller or an affiliate of the Seller including that hotel known generally as the Blue Harbor Resort located in Sheboygan, Wisconsin (the “Blue Harbor Resort”; and referred to as the “Hotel”), contained in or used in connection with the Hotel and located on the Land, including, without limitation, 182 guest rooms, eating areas, bar, lobby, offices, laundry facilities, associated grounds, driveways, parking areas, swimming pool(s) and related facilities and signage located on the Land.

     1.5 “FF&E” shall mean all furniture, fixtures, equipment and articles of personal property owned by Seller, now or hereafter attached to or located on, relating to and used in connection with the operation and maintenance of the Leasehold Interests and Acquired Assets, including, without limitation, any vans and vehicles owned by or leased to Seller (provided, in the event of such leasing, Seller shall, if permitted under such lease, assign all of its leasehold rights thereto to Purchaser and Purchaser shall agree to assume such leasehold obligations hereunder and Seller shall be responsible for and pay any fees due and owing in connection with the assignment of such leases) and utilized for the Leasehold Interests and Acquired Assets and all manufacturers’ and vendors’ warranties relating to any of the foregoing. A list of all FF&E is attached hereto as Exhibit B.
     1.6 “Assumed Hotel Contracts and Agreements” shall mean all leases, contracts, agreements, licenses, rental forms, rental arrangements, reservation agreements, occupancy agreements, “trade-out” agreements, advance booking agreements, convention reservation agreements or similar agreements (including without limitation information as to clients, bookings and marketing activities), applications, advance reservations and other records of Seller pertaining to the use, marketing and operation of the Business, all of which are listed on Exhibit C including all prepaid rents and deposits, utility deposits, refundable security deposits, rental deposits and all guaranties by third parties, but excluding any leases, contracts, or agreements, which are specifically listed on Exhibit C-1 attached hereto and incorporated herein by reference.
     1.7 “Assumed Convention Center Project Contracts and Agreements” shall mean all leases, contracts, agreements, licenses, rental forms, rental arrangements, reservation agreements, occupancy agreements, “trade-out” agreements, advance booking agreements, convention reservation agreements or similar agreements (including without limitation information as to clients, bookings and marketing activities), applications, advance reservations and other records of Seller pertaining to the use, marketing and operation of the Convention Center Project, all of which are listed on Exhibit C including all prepaid rents and deposits, utility deposits, refundable security deposits, rental deposits and all guaranties by third parties, but excluding any leases, contracts, or agreements, which are specifically listed on Exhibit C-2 attached hereto and incorporated herein by reference.
     1.8 “Consumables and Inventories” shall mean any and all (i) inventories, which are owned by Seller and used in connection with or relating to the Acquired Assets, including, without limitation provisions in storerooms, refrigerators, pantries, and kitchens, beverages in wine cellars and bars or other merchandise intended for sale or resale, fuel, mechanical supplies, stationery, guest supplies, maintenance and housekeeping supplies and other supplies and similar items, (ii) fixed assets supplies, property and equipment of Seller and used in connection with or relating to the Acquired Assets, including, without limitation, linen, china, glassware, tableware, uniforms and similar items, whether in use or held in stock for future use, in connection with the operation of the Acquired Assets, and (iii) supplies and equipment of Seller and used in connection with or relating to the Acquired Assets, including, without limitation, cleaning materials and equipment, supplies for the maintenance of the Hotel, office stationery, all supplies used in the normal operation of the office, kitchen, conference rooms, eating lounge, and other facilities of the Hotel, all front and back office systems and equipment and all manufacturers’ and vendors’ warranties relating thereto.
     1.9 “Plans” shall mean any and all building and site plans, construction specifications, prior surveys, blueprints, title policies and reports, architects’ renderings, construction permits, zoning, land use and other entitlements, approved storm water management plans, approved sediment control plans, utility availability certificates, sewer and water allocation certificates and reservations and the like and all similar items in any way pertaining to the Leasehold Interests and Acquired Assets and in Seller or its agents’ custody and control.
     1.10 “Permits, Licenses, Approvals” shall mean any and all licenses and rights to licenses (including liquor licenses, except it being acknowledged by Purchaser that the holder of the liquor license with respect to the Blue Harbor Conference Center is a party unrelated to Seller), permits, approvals, certificates of occupancy and advertising materials and other similar rights of the Seller relating to the use and operation of the Leasehold Interests and Acquired Assets. A true, correct and complete list of all Permits, Licenses and Approvals is attached hereto as Exhibit D and incorporated herein by reference.
     1.11 “Trade Names” shall mean any and all trade names, trade styles, trade marks, service marks, and other identifying material, and all variations thereof, as set forth on Exhibit I, attached hereto, together with all related goodwill.
     1.12 “Books and Records” shall mean copies of all books, records and accounts relating to the Leasehold Interests and Acquired Assets and its operation and marketing and its income, expenses and assets, including, without limitation, all marketing files, customer and contact lists, promotional material, Acquired Assets telephone numbers, tenant and customer data, marketing and leasing materials and forms, market studies, keys, computer files and employment files of the Seller.
     1.13 “Signage” shall mean any and all signage located on the Land or used in connection with the Acquired Assets and all rights of Seller to maintain or erect signs on the Land for advertising, marketing, informational and such other purposes as permitted by applicable law.
     1.14 “Environmental Requirements” shall mean all laws, ordinances, statutes, codes, rules, regulations, agreements, judgments, orders, and decrees, now or hereafter enacted, promulgated, or amended, of the United States, the states, the counties, the cities, or any other political subdivisions in which the Land is located, and any other political subdivision, agency or instrumentality exercising jurisdiction over the owner of the Land, or the use of the Land, relating to pollution, the protection or regulation of human health, natural resources, or the environment, or the emission, discharge, release or threatened release of Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water, land or soil).

     1.15 “Extended Post Closing Occupancy Agreements” shall mean any occupancy agreement for space at the Hotel which: (i) pertains to periods after the Closing Date; (ii) involves aggregate occupancy of at least fourteen (14) days; and (iii) provides for an average daily rate of less than $155.
     1.16 “Hazardous Waste Law” shall mean any substance or material which (A) has been or is at any time determined by any state or federal court in a reported decision to be a waste, pollutant, contaminant, hazardous waste or hazardous substance, (B) has been or is determined by any governmental authority to be a waste, pollutant, contaminant, hazardous waste, hazardous substance or hazardous material capable of posing a risk of injury to health, safety or property, (C) is described as, or has been or is determined to be a waste, pollutant, contaminant, hazardous waste, hazardous substance, or hazardous material under any Hazardous Waste Law, (D) requires reporting, investigation or remediation under any Environmental Requirements, (E) causes or threatens to cause a nuisance on the Land or adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Land or adjacent property, or (F) which, if it emanated or migrated from the Land, could constitute a trespass. Hazardous Materials shall include, without limitation, (i) gasoline, diesel fuel, or other petroleum hydrocarbons; (ii) asbestos and asbestos containing materials, in any form, whether friable or non-friable; (iii) polychlorinated biphenyls; (iv) radon gas; and (v) lead-based paint and other lead-based hazards.
     1.17 “Title Company” shall mean First American Title Insurance Company, National Commercial Services, 1825 Eye Street, NW, Suite 302 Washington, DC 20006.
     1.18 “Development Agreement” shall mean that certain Development Agreement dated as of July 30, 2003 among the Seller, Blue Harbor Resort Condominium LLC, The Great Lakes Companies, Inc., the City and the Redevelopment Authority of the City of Sheboygan, Wisconsin.
     1.19 “Convention Center Project” shall have the same meaning ascribed to in the Development Agreement.
ARTICLE II
PURCHASE AND SALE; PURCHASE PRICE; PAYMENT-,
DEPOSIT; INDEPENDENT CONSIDERATION
     2.1 Purchase and Sale. Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase from Seller, in consideration of the Purchase Price and upon the terms and conditions hereof, all of Seller’s right, title and interest in the Acquired Assets.
     2.2 Purchase Price. Subject to the terms, conditions, and provisions herein, Purchaser agrees to pay, and Seller agrees to accept as consideration for the sale and conveyance of the Acquired Assets, subject to the adjustments provided for in this Agreement, Four Million Two Hundred Thousand Dollars ($4,200,000) as the Purchase Price.

     2.3 Further Allocation. Purchaser and Seller shall, prior to the Closing, further allocate the Purchase Price among the Acquired Assets. If Purchaser and Seller cannot agree, the allocation shall be made by Purchaser, but such allocation must be proportionately consistent with current accounting principals under GAAP.
     2.4 Payment. The Purchase Price, less the amount of the Deposit (as hereinafter defined) and interest earned thereon, if any, shall be paid to Seller in immediately available funds by wire transfer at Closing. At Closing, the Deposit together with interest earned thereon, if any, shall be paid over to Seller by Escrow Agent to be applied to the Purchase Price on behalf of Purchaser on the Closing Date.
     2.5 Deposit.
          (a) Purchaser has deposited One Hundred Thousand Dollars ($100,000) by wire transfer as a deposit (the “Deposit”) with the Title Company (“Escrow Agent”). If, Purchaser terminates this Agreement for failure to satisfy the conditions in Section 8.1 herein, then the Escrow Agent shall return the Deposit together with all interest accrued thereon to the Purchaser promptly upon written notice to that effect from the Purchaser. Except for Purchaser’s conditions identified in Section 8.1 herein, the Deposit shall be deemed non-refundable to Purchaser, except in the case of a breach or default under this Agreement by Seller, or as otherwise provided herein.
          (b) The Deposit shall be held by Escrow Agent. The Deposit shall be held in an interest-bearing account in a federally insured banking institution acceptable to Purchaser, with all interest to accrue to the benefit of the Purchaser and to be reportable by Purchaser for income tax purposes. Purchaser’s Federal Tax Identification Number is: 27-3582392.
     2.6 Purchaser Credit. At Closing, Seller shall credit Purchaser against the Purchase Price an amount equal to Five Hundred Forty Thousand and no/100 Dollars ($540,000.00) for purposes of real property tax payments to be made by the Purchaser accruing following the Closing.
     2.7 Seller Tax Payment to City of Sheboygan. At Closing, Seller shall cause an amount equal to Two Million and no/100 Dollars ($2,000,000.00) to be paid to the City of Sheboygan, Wisconsin (the “City”) for purposes of payments of Seller requirements and guarantees with respect to real property tax payments relating to the Acquired Assets. In the event the Seller fails to cause the aforesaid payment to be made to the City at Closing, Purchaser may make such payment on behalf of the Seller and credit such payment against the Purchase Price.
     2.8 Seller Payment to Restaurant Tenant. At Closing, Seller, Purchaser and Seapoint, Corp. (the “Restaurant Tenant”) shall enter into that certain Termination of Lease and Release Agreement dated as of the Closing Date (the “Lease Termination Agreement”) whereby Seller shall contribute Three Hundred Thousand and no/100 Dollars ($300,000) towards the lease termination fee stated in the Lease Termination Agreement (the “Seller

Termination Fee”). Seller shall pay to the Restaurant Tenant the Seller Termination Fee at Closing and upon full execution of the Lease Termination Agreement.
ARTICLE III
[Intentionally Omitted]
ARTICLE IV
SURVEY AND TITLE APPROVAL
     4.1 Survey. Seller has delivered copies of the most recent surveys of the Land and Improvements in Seller’s or its agents’ possession or control. Seller shall cooperate, at no cost to Seller, with Purchaser in obtaining surveys of the Land and Improvements, prepared in conformity with current American Land Title Association/American Congress on Surveying and Mapping standards for “Class-A” surveys and certified to Purchaser and the Title Company by a duly licensed land surveyor or professional engineer.
     4.2 Title. Seller has delivered copies of existing title insurance policies in Seller’s possession for the Leasehold Interests and Improvements together with copies of all of the documents listed as encumbrances thereon. Upon receipt, Purchaser shall have ordered (i) a standard ALTA commitment for the issuance of a leasehold title insurance policy, disclosing the condition of title to the Leasehold Interests and Improvements; and (ii) copies of all documents which are referred to in said title commitment which will continue to affect the Leasehold Interests and Improvements after the Closing Date (as hereinafter defined). Items as set forth on Exhibit F attached hereto and incorporated herein by reference are hereinafter referred to as the “Permitted Exceptions”.
     4.3 Conveyance of Title. Seller shall be obligated to discharge at Closing all mortgages, deeds of trust, judgments or any other liens which the Title Company determines encumbers the Leasehold Interests, Improvements or the Acquired Assets other than liens for taxes and other assessments which are not yet due and payable and any encumbrances other than the Permitted Exceptions.
     4.4 Title Policy. On the Closing Date, it shall be a condition to Purchaser’s obligation to close hereunder that Purchaser shall be able to obtain, for the sole benefit of Purchaser, a binding commitment to issue a standard ALTA leasehold title insurance policy covering the Improvements and new leases to be entered into between Purchaser and the City for the same premises described in the Leasehold Interests (the “New Leases”), which policy shall show and insure that after the Closing the New Leases will be vested in Purchaser, subject only to the Permitted Exceptions and which shall contain such endorsements as Purchaser deems necessary, including, but not limited to, a so-called “zoning” endorsement. The Title Policy shall be issued by the Title Company at Purchaser’s cost and expense. At Closing, Seller agrees to execute such affidavits or other documentation reasonably necessary to remove such ALTA exceptions and to deliver same to Purchaser and counterparts to the Title Company.

     4.5 UCC and Judgment Searches. Purchaser may obtain a report of any liens on the Acquired Assets being conveyed to Purchaser (the “UCC Search”) and a judgment search of Seller and the Business (the “Judgment Search”). Purchaser shall provide a copy of the UCC Search or the Judgment Search to Seller. Other than equipment leases for leased property that Purchaser has agreed to assume, as specifically set forth on Exhibit C, attached hereto, any and all liens reported in the UCC Search or the Judgment Search shall be fully paid off, satisfied or discharged of record by the Seller on or before the Closing Date and Seller will deliver at Closing such fully executed instruments of release, satisfaction, discharge, and termination with respect to all liens reported in the UCC Search or Judgment Search as Purchaser or the Title Company may reasonably require. Seller acknowledges the existence of and has full responsibility for an existing lawsuit regarding the personal injury claims brought by guests of the Hotel, Angelina Bhandari and Vijay Pallelonda (the “Existing Litigation”).
ARTICLE V
LIQUOR LICENSES
     If permitted by applicable law, Seller shall cooperate in the transfer to Purchaser of all liquor licenses and alcoholic beverage licenses (“Liquor Licenses”) necessary to operate the restaurant, bars, lounges and banquet facilities presently located at the Blue Harbor Resort and the Convention Center Project. Notwithstanding the foregoing, Seller does hereby disclose to Purchaser that Seller is not the current holder of the Liquor License for the Blue Harbor Conference Center, that the Restaurant Tenant is the current holder of such Liquor License for the Blue Harbor Conference Center. Seller makes no representation, warranty or assurances to Purchaser regarding the Purchaser’s ability to secure the Liquor License for the Blue Harbor Conference Center. Purchaser shall promptly apply for and use all reasonable efforts to obtain necessary consents for the transfer of such Liquor Licenses. If such transfer is not permitted by applicable law, then Purchaser agrees to make diligent efforts to apply for and procure new Liquor Licenses in Purchaser’s name. In either event, Seller and Purchaser, at Purchaser’s sole cost and expense, shall cooperate with the other, and each shall execute such forms, license applications and other documents as may be reasonably necessary to assist Purchaser in obtaining the Liquor Licenses for the operations presently located on the Land. The parties shall execute and file all necessary forms, applications and papers with the appropriate liquor and alcoholic beverage authorities prior to Closing, to the end that the transfer or new Liquor License shall take effect, if possible, on the Closing Date, simultaneously with Closing. If such transfer or new Liquor License is not possible simultaneously with Closing, at Purchaser’s option, the Closing Date shall be extended for a reasonable period of time for the sole purpose to allow the parties sufficient time to promptly execute all forms, applications and other documents required by the liquor authorities in order to effect such transfer or new Liquor License as of the Closing Date, or if permitted by applicable laws, Purchaser shall operate under Seller’s liquor license (and indemnify Seller therefore) if such transfer or new Liquor Licenses are not obtained by the Closing Date.
     If Purchaser is unable to obtain satisfactory assurances prior to the Outside Closing Date that the applicable licensing authority will issue a transfer or new Liquor License to Purchaser at or prior to Closing, Purchaser may, in its sole and absolute discretion, elect not to proceed with the purchase of the Acquired Assets by giving written notice thereof to Seller, in which event: (i) the Deposit and all interest earned thereon shall be returned by Escrow Agent to Purchaser, (ii) this Agreement shall be terminated automatically, and (iii) both parties will be relieved of all other rights, obligations and liabilities hereunder, except as otherwise set forth herein.
ARTICLE VI
REPRESENTATIONS, WARRANTIES AND COVENANTS
     6.1 Seller’s Representations, Warranties and Covenants. As of the date hereof, Seller hereby represents, warrants and covenants to Purchaser as follows:
          (a) Authority. Seller is a limited liability company, duly formed, validly existing and in good standing in the State of Wisconsin. Seller has received all necessary consents of the Members of Seller and any other party and the person executing this Agreement is fully authorized to enter into this Agreement, and to execute all documents and instruments contemplated by this Agreement, and to complete the herein contemplated transaction. No consent or approval of any person, entity or governmental authority is required for the execution, delivery or performance by Seller of this Agreement, and this Agreement is binding and enforceable against Seller.
          (b) FIRPTA. Seller is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those items are defined in the Internal Revenue Code and Income Tax Regulations).
          (c) Commercial Agreements. Exhibit C identifies all Assumed Hotel Contracts and Agreements and Assumed Convention Center Project Contracts and Agreements. Each document identified on Exhibit C is in full force and effect, has not been amended and Purchaser has been provided with a true, correct and complete copy of the same. No party to any such documents in default beyond any applicable cure or grace period in any respect thereunder, nor to Seller’s knowledge is there any event which, with notice or the passage of time, or both, could become a default. Except for the items listed on Exhibit C, Seller is not a party to any other agreement or contract, oral material or written, affecting the Leasehold Interests or Acquired Assets which will not be terminated by Seller as of the Closing Date.
          (d) Violations of Laws and Orders. There are no currently outstanding written notices from any governmental authority asserting a violation of law relating to the Leasehold Interests or Acquired Assets, and Seller has received no current written notice from any governmental agency of any changes in law applicable to the Leasehold Interests or Acquired Assets or any written notice from any adjacent land owner of any legal action pending or threatened against the Leasehold Interests or Acquired Assets or of any violation, default, intended or threatened non-renewal, suspension or revocation of any of the licenses and permits applicable to the Hotel or the Convention Center Project, the loss of which would have a material adverse effect on the present use and occupancy of the Hotel or the Convention Center Project.

          (e) Judgments and Agreements. The execution and delivery of this Agreement by Seller and the consummation by Seller of the transactions contemplated hereby will not violate any judgment, order, injunction, decree, regulation or ruling of any court or authority or conflict with, result in a breach of, or constitute a default under the organizational documents of Seller, any note or other evidence of indebtedness, any mortgage, deed of trust or indenture, or any lease or other material agreement or instrument to which Seller is a party or by which it is bound, except for (a) any Hotel Contract that is not assignable by Seller, and (b) the loan documents, assignment of rents and mortgage in favor of BHMH, LLC, pursuant to that certain Assignment of Mortgage and Assignment of Rents recorded December 18, 2006, as Document No. 1815403, from which the Hotel will be released or assigned to Purchaser in connection with the Closing.
          (f) Tax Assessments. The proposed 2010 assessment for the Land and Improvements are as set forth on Exhibit G.
          (g) Environmental. With respect to environmental matters and to the best of Seller’s actual knowledge, after review of its most current environmental report for the Business: (i) Leasehold Interests and the Acquired Assets are not now being used and have never been used for the treatment, storage, disposal or other handling of Hazardous Materials or machinery containing Hazardous Materials other than standard amounts of chlorine for the swimming pool(s), all of which are stored in accordance with applicable environmental requirements and do not exceed permissible limits, (ii) no Hazardous Materials are present on the Land or Improvements except as noted in clause (i) with regard to approved on-site materials, (iii) no underground storage tanks are currently located on the Land, (iv) the Land or Improvements and all operations thereon comply with all applicable Environmental Requirements and all applicable permits, licenses and governmental authorizations with respect thereto have been obtained (v) no investigation, administrative order, notification, consent order, litigation, claim, judgment or settlement with respect to the Land or Improvements is pending or threatened and (vi) there are no current violations of Hazardous Waste Laws. As used in this Agreement: “Hazardous Materials” means (1) “hazardous wastes” as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time, (2) “hazardous substances” as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. 9601 et seq.), as amended by the Superfund Amendment and Reauthorization Act of 1986 and as otherwise amended from time to time; (3) “toxic substances” as defined by the Toxic Substances Control Act, as amended from time to time, (4) “hazardous materials” as defined by the Hazardous Materials Transportation Act, as amended from time to time, (5) asbestos, oil or other petroleum products, radioactive materials, urea formaldehyde foam insulation, radon gas and transformers or other equipment that contains dielectric fluid containing polychlorinated biphenyls and (6) any substance whose presence is detrimental or hazardous to health or the environment or is otherwise regulated by federal, state and local environmental laws (including, without limitation, CERCLA), rules, regulations and orders, regulating, relating to or imposing liability or standards of conduct concerning any Hazardous Materials.
          (h) Employees. With regard to the Leasehold Interests and Acquired Assets or the operation thereof, the (i) Seller has made no promises or representations to become obligated under any employment contract which may not be terminated at will prior to the Closing Date, and (ii) Seller has made no promises or representations to become, nor is it presently a party to any union, multi-employer, collective bargaining or similar agreement, any profit-sharing, deferred compensation, bonus, stock option, stock ownership, stock purchase, pension, consulting, retirement, welfare or incentive plan or agreement, or any plan providing for “fringe benefits” to its employees, including, but not limited to, deferred compensation arrangements, salary continuation, service awards, severance pay, welfare, medical, hospitalization, disability, life insurance and other insurance plans or related benefits. There are no (a) unfair labor practice charges or grievances pending, in process or threatened by or on behalf of any employee now or previously employed at the Hotel or the Convention Center Project, or (b) complaints received by the Seller, or any complaints threatened, or, with respect to unresolved complaints, on file, with any federal, state or local government agencies alleging a violation of the Family Medical Leave Act (the “FMLA”) or Fair Labor Standards Act or any other employment law, or (c) arrearages in the payment of any wages, benefits or payroll taxes, or (d) workers compensation claims pending, in process or threatened, and alleged to have resulted from or be related in any way to any incident at the Hotel or the Convention Center Project or to employment at the Hotel or the Convention Center Project or involving any past or present Hotel or the Convention Center Project employee(s), or (e) violations of any collective bargaining agreement or any agreement, contract or undertaking of employment, or similar matters. To the extent any such claims arise prior to the Closing Date, all of such claims shall continue to be Seller’s sole responsibility and Seller shall indemnify Purchaser from all such claims as provided herein. To Seller’s knowledge, none of the practices of the Seller with respect to the hiring, working conditions, promotion, discharge, discipline and rates of pay of any such employees have been in violation of any federal, state or local laws, executive order or regulations, including, without limitation, those prohibiting discrimination by reason of sex, race, age, national origin, religion, physical handicap or other reason.
          (i) Labor Agreements. There are no union contracts or collective bargaining agreements with respect to any employees of the Business or the Convention Center Project. No strike, work stoppage or other labor dispute relating to the Hotel or the Convention Center Project is pending or threatened by any union, and no application for certification of a collectively bargaining agent pending or threatened.
          (j) Management and Franchise Agreements. There is no existing management contract or franchise agreement relating to the Leasehold Interests or Acquired Assets that cannot and will not be terminated on or before the Closing, at no cost to Purchaser.
          (k) Condition of the Acquired Assets. Seller represents and warrants that to the best of Seller’s actual knowledge there are no known material defects with respect to the quality, physical condition, or value of the Land or Improvements thereon, or any other matter affecting or related to the Land or Improvements or this Agreement which might be pertinent in considering the purchase of the Acquired Assets. Except as expressly set forth herein, it is expressly understood and agreed that Purchaser is acquiring the Acquired Assets “as is” and “where is”, and Seller expressly disclaims any promises, statements or information pertaining to the Acquired Assets made or furnished by any broker, or any real estate agent representing or purporting to represent Seller.

          (l) Trade Names. To Seller’s knowledge, Seller has not received any written notice claiming that the use by Seller of the Trade Names infringes any United States or state trademark, service mark or trade name laws. To Seller’s knowledge, there are no pending or to Seller’s knowledge threatened infringement claim against the Seller with respect to the Seller’s use of the Trade Names.
          (m) Excluded Assets. None of the Excluded Assets are presently used or needed in connection with the operation of the Business nor are they owned by the Seller.
          (n) Litigation. There are no legal actions, suits, condemnation actions or similar proceedings pending and served, or threatened in writing, against Seller relating to the Acquired Assets or Seller’s ownership or operation of the Leasehold Interests or Acquired Assets, which if adversely determined, would materially adversely affect the value of the Leasehold Interests or Acquired Assets, the continued operations thereof or Seller’s ability to perform Seller’s obligations under this Agreement other than the Existing Litigation. The Existing Litigation is being handled by Seller’s insurance company and Seller’s insurance company has accepted responsibility for same.
          (o) Leases. There is no lease or space lease which affects or relates to the Leasehold Interests that cannot and will not be terminated on or before the Closing, at no cost to Purchaser.
     6.2 Purchaser’s representation, warranties and covenants. Purchaser represents, warrants and covenants:
          (a) Authority. Purchaser is a limited liability company duly formed, validly existing and in good standing in the State of Delaware. Purchaser has received all necessary consents of its members and the person executing this Agreement is fully authorized to enter into this Agreement and to execute all documents and instruments contemplated by this Agreement, and to complete the herein contemplate transaction. No consent or approval of any person, entity or governmental authority is required for the execution, delivery or performance by Purchaser of this Agreement, and this Agreement is hereby binding and enforceable against Purchaser.
          (b) FIRPTA. Purchaser is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those items are defined in the Internal Revenue Code and Income Tax Regulations).
          (c) Bankruptcy. Neither Purchaser, nor any of its members, is the subject of any bankruptcy proceeding, receivership proceeding or other insolvency, dissolution, reorganization or similar proceeding.
          (d) AS-IS. PURCHASER HEREBY ACKNOWLEDGES AND AGREES THAT, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SECTION 6.1 ABOVE, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY MATTER RELATING TO THE

ACQUIRED ASSETS INCLUDING, WITHOUT LIMITATION, FINANCIAL PROJECTIONS, REVENUES, PROFITS OR INCOME TO BE DERIVED OR COSTS OR EXPENSES TO BE INCURRED IN CONNECTION WITH THE ACQUIRED ASSETS, THE PHYSICAL CONDITION OF ANY PROPERTY COMPRISING A PART OF THE ACQUIRED ASSETS OR WHICH IS THE SUBJECT OF ANY OTHER LEASE OR CONTRACT TO BE ASSUMED BY PURCHASER AT THE CLOSING, THE ENVIRONMENTAL CONDITION OR OTHER MATTER RELATING TO THE PHYSICAL CONDITION OF ANY REAL PROPERTY OR IMPROVEMENTS WHICH ARE THE SUBJECT OF ANY REAL PROPERTY LEASE TO BE ASSUMED BY PURCHASER AT THE CLOSING, THE ZONING OF ANY SUCH REAL PROPERTY OR IMPROVEMENTS, THE VALUE OF THE ACQUIRED ASSETS (OR ANY PORTION THEREOF), THE TRANSFERABILITY OF ACQUIRED ASSETS, THE TERMS, AMOUNT, VALIDITY OR ENFORCEABILITY OF ANY ASSUMED LIABILITIES, THE TITLE OF THE ACQUIRED ASSETS (OR ANY PORTION THEREOF) THE MERCHANTABILITY OR FITNESS OF THE PERSONAL PROPERTY OR ANY OTHER PORTION OF THE ACQUIRED ASSETS FOR ANY PARTICULAR PURPOSE, OR ANY OTHER MATTER OR THING RELATING TO THE ACQUIRED ASSETS OR ANY PORTION THEREOF. WITHOUT IN ANY WAY LIMITING THE FOREGOING, SELLER HEREBY DISCLAIMS ANY WARRANTY, EXPRESS OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE AS TO ANY PORTION OF THE ACQUIRED ASSETS. PURCHASER FURTHER ACKNOWLEDGES THAT PURCHASER HAS CONDUCTED AN INDEPENDENT INSPECTION AND INVESTIGATION OF THE PHYSICAL CONDITION OF THE ACQUIRED ASSETS AND ALL SUCH OTHER MATTERS RELATING TO OR AFFECTING THE ACQUIRED ASSETS AS PURCHASER DEEMED NECESSARY OR APPROPRIATE AND THAT IN PROCEEDING WITH ITS ACQUISITION OF THE ACQUIRED ASSETS, EXCEPT FOR ANY REPRESENTATIONS EXPRESSLY SET FORTH IN SECTION 6.1, PURCHASER IS DOING SO BASED SOLELY UPON SUCH INDEPENDENT INSPECTIONS AND INVESTIGATIONS. ACCORDINGLY, PURCHASER WILL ACCEPT THE ACQUIRED ASSETS AT THE CLOSING “AS IS,” “WHERE IS,” AND “WITH ALL FAULTS.”
     6.3 Survival. All of the representations and warranties are true, correct and complete as of the date hereof. Seller shall re-certify at Closing, as a condition of Purchaser going to Closing, that all of the representations and warranties in this Agreement are true, correct and complete in all material respects at Closing. All of the representations and warranties made herein shall survive Closing for a period of one (1) year.
ARTICLE VII
ADDITIONAL COVENANTS
     7.1 Subsequent Developments. After the date of this Agreement and until the Closing Date, Seller shall keep Purchaser fully informed of all subsequent developments of which Seller has knowledge (“Subsequent Developments”) which would cause any of Seller’s representations or warranties contained in this Agreement to be no longer accurate and adverse to Purchaser in any material respect. Without limiting the foregoing, Seller shall deliver to

Purchaser within twenty (20) days after the last day of each calendar month through the month of Closing, updated Financial Statements of the Business and the Convention Center Project.
     7.2 Operations. Seller shall, from and after the date hereof through the Closing, operate the Acquired Assets, Hotel and Convention Center Project in the ordinary course of business and endeavor in good faith to preserve goodwill and all existing business relationships for the benefit of Purchaser, including, without limitation, (i) using reasonable efforts to keep available the services of its present employees and to preserve relations with guests, suppliers and other parties doing business with Seller with respect to the Acquired Assets, (ii) accepting booking contracts for the use of the Hotel facilities and the Convention Center Project on terms not less favorable than the terms typically arranged by Seller as of the date of this Agreement and retaining such bookings consistent with prior practice and not entering into any Extended Post Closing Occupancy Agreements without Purchaser’s prior written consent, (iii) maintaining the current level of advertising and other promotional activities for Hotel facilities and the Convention Center Project with due consideration to seasonality and past practice, (iv) maintaining its Books and Records in a regular, timely, and ordinary manner, in accordance with accounting principles applied on a basis consistent with the basis used in keeping its books in prior years, (v) remaining in substantial compliance with all current Licenses, (vi) maintaining the present level of insurance with respect to the Acquired Assets, (vii) not committing waste of any portion of the Acquired Assets which could affect the value of the Acquired Assets in any material respect, (viii) keeping and maintaining the Acquired Assets in a state of repair and condition generally consistent with its usual business practices, normal wear and tear excepted, (ix) not allowing any License, Permit or Approval or other right currently in existence with respect to the operation, use, occupancy or maintenance of the Acquired Assets to expire, be canceled or otherwise terminated unless replaced with a similar or better quality license without Purchaser’s prior written consent which consent shall not be unreasonably withheld, and (x) paying or causing to be paid all taxes, assessments and other impositions levied or assessed on the Acquired Assets or any part thereof prior to the date on which the payment thereof is due. Seller shall provide normal routine maintenance of the Acquired Assets in accordance with its current business practices in order to keep the Acquired Assets in good operating condition normal wear and tear excepted.
     7.3 Contracts and Agreements. Seller shall, from and after the date hereof through the Closing, (i) inform Purchaser (including providing a copy thereof to Purchaser) of any contract, lease or agreement (including advance bookings greater that $25,000.00 in new business) with respect to the Acquired Assets or the operation of the Hotel into which Seller intends to enter, (ii) obtain Purchaser’s consent thereto prior to entering into any such contract, lease or agreement if such contract, lease or agreement is not able to be canceled or terminated, without penalty, upon thirty (30) days’ prior notice and if the amount thereof is more than $25,000.00, (iii) not grant any bonus, free rent, rebate or other concession to any present or future tenant without Purchaser’s prior written consent, (iv) except to the extent consistent with prior practice, not cancel any existing booking contracts for the use of the Acquired Assets or new booking contracts obtained by Seller after the date of this Agreement; (v) not modify or terminate any existing contracts, agreement or leases ; and (vi) cause any of the Assumed Hotel Contracts and Agreements, Assumed Convention Center Project Contracts and

Agreements to be in default or to be terminated without Purchaser’s prior written consent unless it expires by its terms prior to Closing.
     7.4 Consumables and Inventories. Seller shall keep Consumables and Inventories adequately stocked, consistent with Seller’s prior practice, as if the sale of the Acquired Assets hereunder were not to occur.
     7.5 Employees. Purchaser and its agents shall have the right to communicate with any member of the management staffs of the Hotel or Convention Center Project at any time before Closing with respect to the Acquired Assets, Seller’s operation of the Hotel or Convention Center Project or potential employment with Purchaser. With respect to the interview of any other employees, Purchaser shall seek the prior approval of Seller or Seller’s designee, which approval shall not be unreasonably withheld. At Seller’s option, a representative of Seller may be present during any such communication or interview.
     7.6 Purchaser’s Access. Solely for the purpose of assisting Purchaser in connection with Purchaser’s transition to ownership, Seller shall permit Purchaser to have reasonable access during normal business hours to all areas of the Hotel or Convention Center Project and all books, records and other information in the possession or control of Seller or its agents concerning the Acquired Assets and shall have the right (at Purchaser’s expense) to establish duplicate books and records in order to effect a smooth transition in the ownership and management of the Acquired Assets; provided, however, that Purchaser (a) shall not unreasonably interfere with the normal management and operation of the Acquired Assets, (b) shall hold all non-public information acquired from such books and records confidential in accordance with the provisions of this Agreement and shall be liable for all damages, expenses, costs and fees, including attorney fees through all appeals in connection with any breach of such confidentiality provision, (c) shall repair any damage to the physical condition of the Acquired Assets caused by Purchaser and shall indemnify and hold Seller harmless from any cost, claim or expense in connection therewith, and (d) shall not be deemed to have assumed management responsibilities prior to Closing, and (e) shall provide Seller with prior notice of such access (and Seller shall be permitted to have a representative of Seller present during such access).
     7.7 Personal Property. Each item of personal property and as customary in the ordinary course of business used in connection with the operation of the Acquired Assets shall at all times after the date hereof and shall on the Closing Date be located on the Land, subject only to such depletion of Consumables and Inventories and including such resupplies of Consumables and Inventories prior to the Closing Date as shall occur in the ordinary course of business. Seller shall maintain the levels and quality of the personal property at the levels existing on the date hereof normal wear and tear excepted. All guest rooms are and at Closing shall be equipped with furniture, equipment, television, telephone, window treatments, carpeting and bathroom amenities, and certain rooms shall have certain appliances, all as set forth on Exhibit B, delivered in connection with this Agreement, and all such items, together with all other personal property, are and will be on the Closing Date in good working order and operating condition, normal wear and tear excepted, and unless otherwise disclosed, owned by Seller. Seller shall notify Purchaser in writing of any loss, breakage or damage to the Acquired

Assets occurring prior to the Closing Date, if the cost of repair or replacement therefor are reasonably estimated to exceed $5,000.00, and if any such repair or replacement (regardless of cost) is not completed prior to Closing, Purchaser shall receive a credit against the Purchase Price for the estimated remaining cost thereof.
     7.8 New Agreements. Seller shall not enter into any new agreements relating to the Acquired Assets which are not terminable upon 30 days prior written notice prior to the termination of this Agreement.
ARTICLE VIII
CONDITIONS FOR CLOSING
     8.1 Conditions to Obligations of Purchaser. Unless otherwise waived in writing, the duties and obligations of Purchaser to proceed to Closing under the terms and provisions of this Agreement are and shall be expressly subject to strict compliance with, and satisfaction or waiver of, each of the conditions and contingencies set forth in Sections 8.1(a) through (d) below, each of which shall be deemed material to this Agreement. In the event of the failure of any of the conditions set forth in Sections 8.1(a) through (d) below, which condition is not waived in writing by Purchaser, in Purchaser’s sole, absolute and non-reviewable discretion, Purchaser shall have the right at its option to (i) declare this Agreement terminated and null and void, in which case the Purchaser shall receive the Deposit and any interest earned thereon and each of the parties shall be relieved from further liability to the other; or (ii) if such failure arises from Seller’s breach of any provision hereof, avail itself of any and all remedies provided in Article XV.
          (a) Representations and Warranties. All of Seller’s representations and warranties contained in or made pursuant to this Agreement shall have been true and correct in all material respects when made and all of which shall be true and correct in all material respects as of the Closing Date.
          (b) Instruments and Conveyances. Purchaser shall have received all of the instruments and conveyances listed in Section 9.2 hereof.
          (c) Approvals. All necessary consents or approvals shall have been received by Purchaser from any applicable governmental authorities relating to (i) all operating licenses and permits required by Purchaser in connection with Purchaser’s operation of the Acquired Assets, Hotel and Convention Center Project (including Liquor Licenses) (ii) all Assumed Hotel Contracts and Agreements; and (iii) all Assumed Convention Center Project Contracts and Agreements.
          (d) Termination of Existing City Agreements. At Closing, the City of Sheboygan, Wisconsin (the “City”) and the Seller shall enter into a termination agreement with respect to certain agreements to which the Seller is a party (the “Termination Agreement”), in form and on terms reasonably acceptable to the City, the Seller and Purchaser. The Termination Agreement shall provide the following:

     (i) Termination of Development Agreement. The Development Agreement, and ancillary documents thereto are then terminated and of no further force or effect and will confirm that the Resort was built in accordance with the Development Agreement and the City will release all parties from any and all obligations thereunder and waives any and all defaults that may or could exist.
     (ii) Termination of Reimbursement Agreement. That certain Reimbursement Agreement, dated July 30, 2003, between the City and Seller, and ancillary documents thereto are then terminated and of no further force or effect and will confirm that the Resort was built in accordance with the Development Agreement and the City will release all parties from any and all obligations thereunder and waives any and all defaults that may or could exist.
     (iii) Termination of Operating Lease. That certain Operating Lease, dated July 30, 2003, between the City and Seller, and ancillary documents thereto are then terminated and of no further force or effect and will confirm that the Resort was built in accordance with the Development Agreement and the City will release all parties from any and all obligations thereunder and waives any and all defaults that may or could exist.
     (iv) Termination of Ground Lease. That certain Ground Lease, dated July 30, 2003, between the Redevelopment Authority of the City of Sheboygan, Wisconsin and Seller, and ancillary documents thereto are then terminated and of no further force or effect and will confirm that the Resort was built in accordance with the Development Agreement and the City will release all parties from any and all obligations thereunder and waives any and all defaults that may or could exist.
     (v) Termination of Subordination Agreement. That certain Subordination Agreement, dated July 30, 2003, by and among the City, Seller, The Great Lakes Companies, Inc., and Blue Harbor Resort Condominium, LLC, and ancillary documents thereto are then terminated and of no further force or effect and the City will release all parties from any and all obligations thereunder and waives any and all defaults that may or could exist.
          (e) New City Agreements. At Closing, the City and Purchaser shall enter into the following agreements, in form and on terms reasonably acceptable to the City and the Purchaser:
     (i) Operating Lease. A new Conference Center Operating Lease between the City and Purchaser with respect to the Blue Harbor Conference Center.
     (ii) Ground Lease. A new Resort Ground Lease between the City and Purchaser with respect to the land on which the Hotel sits.

          (f) Real Property Tax Agreement. At Closing, the City and Purchaser shall enter into a real property tax agreement (the “Property Tax Agreement”), in form and on terms reasonably acceptable to the City and the Purchaser. The Property Tax Agreement shall provide that the assessed value with respect to the Resort, the Blue Harbor Conference Center and land and improvements which are leased to the as well as all personal property, furniture, fixtures and equipment which are a part of the Hotel or Blue Harbor Conference Center shall be limited to the following aggregate amounts in the corresponding tax year:

Tax Year	Maximum Real Property Assessed Value
2011	$13,800,000
2012	$13,800,000
2013	$13,800,000
2014	$13,800,000
2015	$13,800,000
          (g) Employee Services Agreement. At Closing, Seller shall cause Great Lakes Services, LLC (“Service Provider”), an affiliate of Seller, to enter into an employee services agreement with Sheboygan Resort Operator, LLC (“Operator”), an affiliate of Purchaser, whereby Service Provider shall provide employee services to Operator for a certain period of time following the Closing, substantially in the form attached hereto at Exhibit L (the “Employee Services Agreement”).
          (h) Lease Termination Agreement. At Closing, Purchaser, Seller and Restaurant Tenant shall enter the Lease Termination Agreement whereby the current lease to the Restaurant Tenant is terminated, and such other covenants and agreements as acceptable to Purchaser, Seller and Restaurant Tenant.
     8.2 Conditions to Obligations of Seller. Unless otherwise waived in writing, the duties and obligations of Seller to proceed to Closing under the terms and provisions of this Agreement are and shall be expressly subject to strict compliance with, and satisfaction or waiver of, each of the conditions and contingencies set forth in Sections 8.2(a) through (d) below, each of which shall be deemed material to this Agreement. In the event of the failure of any of the conditions set forth in Sections 8.2(a) through (d) below, which condition is not waived in writing by Seller, in Seller’s sole, absolute and non-reviewable discretion, Seller shall have the right at its option to (i) declare this Agreement terminated and null and void, in which case the Purchaser shall receive the Deposit and any interest earned thereon and each of the parties shall be relieved from further liability to the other; or (ii) if such failure arises from Purchaser’s breach of any provision hereof, avail itself of any and all remedies provided in Article XV.
          (a) Representations and Warranties. All of Purchaser’s representations and warranties contained in or made pursuant to this Agreement shall have been true and correct in all material respects when made and all of which shall be true and correct in all material respects as of the Closing Date.

          (b) Payment of the Purchase Price and Closing Documents. Seller shall have received the Purchase Price and shall have received all of the documents listed in Section 9.3 hereof.
          (c) Approvals. All necessary consents or approvals shall have been received by Purchaser from any applicable governmental authorities relating to (i) all operating licenses and permits to be assigned to Purchaser (ii) all Assumed Hotel Contracts and Agreements; and (iii) all Assumed Convention Center Project Contracts and Agreements.
          (d) Termination of Existing City Agreements. At Closing, the City and the Seller shall enter into the Termination Agreement.
          (e) Employee Services Agreement. At Closing, the Service Provider and the Operator shall enter into the Employee Services Agreement.
          (f) Lease Termination Agreement. At Closing, the Purchaser, Seller and Restaurant Tenant shall enter into the Lease Termination Agreement.
ARTICLE IX
CLOSING AND CONVEYANCE
     9.1 Closing. The Closing (the “Closing Date”) shall be held on the date that is the earlier of: (i) March 31, 2011 (the “Outside Closing Date”); or (ii) ten (10) days after the satisfaction of the conditions identified at Sections 8.1 and 8.2 above; or (iii) such earlier date as may be agreed upon by the parties.
     9.2 Seller’s Deliveries. At Closing, Seller shall deliver to Purchaser the following instruments properly executed and acknowledged in recordable form (as necessary) (the terms, provisions and conditions of all instruments not attached hereto as Exhibits shall be mutually agreed upon by Purchaser and Seller prior to the Closing).
          (a) Bill of Sale. A Bill of Sale conveying good title to the Acquired Assets (provided, however, if a separate Bill of Sale is required to convey any motor vehicle(s), Seller shall deliver a separate Bill of Sale and all other documentation and title documents required for the proper transfer of any motor vehicle(s) to the Purchaser). Title to the Acquired Assets will be conveyed by Seller free from all liens and encumbrances (except for the Permitted Exceptions), and shall include all transferable manufacturer’s and vendors’ warranties and inventory and a warranty as to Seller’s title.
          (b) General Assignment and Assumption. Assignment and assumption of all of Seller’s right, title and interest in and to any Assumed Hotel Contracts and Agreements (including equipment leases), Assumed Convention Center Project Contracts and Agreements which are identified on Exhibit C hereto. The contracts and agreements set forth on Exhibit C-1, which shall be terminated by Seller at or prior to Closing, shall not be included in the assignment and assumption. To the extent available, Seller shall deliver to the Purchaser fully executed originals of all such Assumed Hotel Contracts and Agreements and Assumed Convention Center Project Contracts and Agreements and of all correspondence and other records pertaining thereto. By virtue of this Assignment, Purchaser shall assume all obligations of Seller arising after Closing under the Assumed Hotel Contracts and Agreements and Assumed Convention Center Project Contracts and Agreements assigned to Purchaser at Closing and Seller shall indemnify Purchaser from any and all claims related to periods prior to the Closing.
          (c) Other Assets. To the extent assignable, an Assignment of Seller’s right, title and interest in and to all other elements constituting the Acquired Assets, including without limitation all Plans and Approvals, Permits, Books and Records and Signage. To the extent within the Seller’s custody, the Seller shall deliver to the Purchaser fully executed originals of all such items, and of all correspondence and other records pertaining thereto.
          (d) Evidence of Authority. A certificate of good standing of Seller issued by the State of Wisconsin and, if applicable, a tax lien waiver and a certified copy of resolutions adopted by the Members of Seller authorizing the sale of the Business contemplated by this Agreement, in form reasonably satisfactory to Purchaser and the Title Company.
          (e) Estoppel Certificates. Seller shall deliver to Purchaser, at least three (3) days prior to the Closing, executed estoppel certificates and consents in the form to be supplied by Purchaser and agreed upon by Seller from each of the parties to the South Pier District Restrictive Covenants and Cross Easement Agreement (the “Easement Agreement”) dated July 30, 2003 and recorded on August 12, 2003 as Document No. 1701704 as affected by a First Amendment dated June 25, 2004 recorded on July 7, 2004 as Document No. 1739007. If Seller, despite its reasonable efforts, is unable to procure an estoppel certificate from a third-party provider in a timely fashion, Seller will provide estoppel certificate(s) executed by Seller as to each such lease or contract not later than five (5) days prior to Closing; provided, however, delivery of an estoppel certificate in form and content satisfactory to Purchaser from the landlord under the Leases shall be a condition to Closing and Purchaser may extend the Closing Date for up to sixty (60) days to provide Seller additional time to obtain same or waive the requirement for delivery of same. The Estoppel Certificates shall disclose that the Seller is not in default of the Easement Agreement and has paid all sums due and owing thereunder.
          (g) FIRPTA. A FIRPTA Affidavit or Transferor’s Certificate of Non-Foreign Status as required by Section 1445 of the Internal Revenue Code.
          (h) Title Affidavits. All affidavits reasonably required by the Title Company.
          (i) Books and Records. Originals or copies of all Books and Records, including all bills, warranties, guarantees, invoices, lease files, reports and other documents relating to the ownership, operation or use of the Business.
          (j) Re-Certification. Pursuant to the terms hereof, a re-certification from Seller and Purchaser that all of the representations and warranties set forth in this Agreement are true and correct in all material respects as of the Closing Date.

          (k) Possession. Possession of the Acquired Assets, subject only to rights of guests in possession, subject to the Permitted Exceptions.
          (l) Consumables and Inventories. The Closing Inventory, as required by Section 11.1(g).
          (m) Closing Statement. The Escrow Agent will deliver a draft of the Closing Statement to Seller, for review by Seller, at least two (2) days prior to the Closing Date. At the Closing, Seller shall execute and deliver the Closing Statement.
          (n) Owner’s Title Insurance Commitment. At Closing, Purchaser shall be able to obtain an owner’s and lender’s title insurance commitment as described in Article IV.
          (o) Ratings. To the extent permitted under applicable law (at no cost or liability to Seller), documents of transfer necessary to transfer to Purchaser, Seller’s employment rating for workers’ compensation and state unemployment tax purposes, provided Purchaser shall give such documents to Seller no less than five (5) days prior to the Closing Date.
          (p) Deposits. Any deposits received by Seller under the Assumed Contracts, and such deposits shall be an adjustment against the Purchase Price at Closing.
          (q) Safety Deposit Boxes. On the Closing Date, Seller shall deliver to Purchaser all keys to the safety deposit boxes located at the Hotel, all receipts and agreements relating to such safety deposit boxes which shall contain the name and room number of each depositor. On the Closing Date, Seller shall send written notice to guests at the Hotel who have safety deposit boxes, advising them of the sale of the Business to Purchaser and the procedures to be followed pursuant to this Section 9.2(q) and requesting the removal and verification of the contents thereof within three (3) business days after the Closing Date. All such removals and certifications during said three (3) days shall be under the supervision of a representative of Purchaser and Seller. Boxes of guests who have not responded to such written notice shall be listed at the end of such three (3) day period. Said boxes shall be opened in the presence of the guest, a representative of Purchaser and Seller and the contents recorded; if a guest is not available, then to the extent permitted by Wisconsin law, said boxes shall be opened in the presence of Seller and Purchaser only. Any such property so recorded, and thereafter remaining in the hands of Purchaser shall be the responsibility of Purchaser, and Purchaser shall give Seller a copy of such record and an indemnification reasonably acceptable to the Seller.
          (r) Baggage. All baggage checked or left in the care of Seller as of the Cut-Off Time, as defined in Section 11.1, shall be listed in an inventory to be prepared in duplicate and signed by Seller and Purchaser, and Purchaser shall give Seller a copy of such inventory. Purchaser shall be responsible for such baggage after the Cut-Off Time, and provide Seller with an indemnification reasonably acceptable to Seller.

          (s) Tax Certificates. Seller shall furnish Purchaser with evidence stating that Seller has filed all tax returns, reports and filings required to be filed before the Closing Date with respect to the Acquired Assets and has paid all amounts shown due for all state, county and municipal income, sales, purchase and use taxes, all state and federal unemployment taxes and any and all taxes, assessments, charges and fees, the non-payment of which may result in liability on the part of Purchaser. Seller shall have paid when due any amounts required to satisfy its tax obligations that arose before the Closing Date.
          (t) City Agreements. Seller’s execution (if applicable) to the Termination Agreement.
          (u) License Agreement. A license agreement, to be executed by Purchaser and Seller at closing, setting forth the terms and conditions of Purchaser’s permitted use of the Trade Names, in form and substance as set forth in Exhibit J attached hereto.
          (v) License. Termination of that certain License Agreement, dated December 20, 2004 with Blue Harbor Resort Sheboygan, LLC whose vendor is Great Lakes Services, LLC.
          (w) Employee Services Agreement. Service Provider’s execution to the Employee Services Agreement.
          (x) Lease Termination Agreement. Seller’s execution to the Lease Termination Agreement.
          (y) Additional Documents. Such other documents and instruments of assignment and transfer as the Purchaser or the Title Company may reasonably require.
     9.3 Purchaser’s Deliveries. At Closing, Purchaser shall deliver the following:
          (a) Purchase Price. The balance of the Purchase Price, less any credits, prorations and adjustments as provided under this Agreement. The Title Company’s Wire Instructions are attached as Exhibit H.
          (b) General Assignment and Assumption. Assignment and assumption of all of Seller’s right, title and interest in and to any Assumed Hotel Contracts and Agreements (including equipment leases), Assumed Convention Center Project Contracts and Agreements which are identified on Exhibit C hereto.
          (c) Evidence of Authority. A certificate of good standing of Purchaser issued by the State of Wisconsin and a certified copy of resolutions adopted by the Members of Purchaser authorizing the purchase of the Business contemplated by this Agreement, in form reasonably satisfactory to Seller and the Title Company.
          (d) Re-Certification. Pursuant to the terms hereof, a re-certification from Seller and Purchaser that all of the representations and warranties set forth in this Agreement are true and correct in all material respects as of the Closing Date.

          (e) Closing Statement. The Escrow Agent will deliver a draft of the Closing Statement to Seller, for review by Seller, at least two (2) days prior to the Closing Date. At the Closing, Seller shall execute and deliver the Closing Statement.
          (f) City Agreements. Purchaser’s execution (if applicable) to the Termination Agreement.
          (g) License Agreement. A license agreement, to be executed by Purchaser and Seller at closing, setting forth the terms and conditions of Purchaser’s permitted use of the Trade Names, in form and substance as set forth in Exhibit J attached hereto.
          (h) Employee Services Agreement. Operator’s execution to the Employee Services Agreement.
          (i) Lease Termination Agreement. Purchaser’s execution to the Lease Termination Agreement.
          (j) Additional Documents. Such other documents and instruments of assignment and transfer as the Seller or the Title Company may reasonably require.
ARTICLE X
COSTS
     All closing costs shall be paid as set forth below:
     10.1 Purchaser’s Costs. In connection with the purchase contemplated under this Agreement, Purchaser shall be responsible for the costs and expenses of its attorneys, accountants and other professionals, consultants and representatives, and any endorsements to the Title Policy requested by Purchaser other than those necessary to cure title defects (which shall be Seller’s responsibility).
     10.2 Seller’s Costs. In connection with the purchase contemplated under this Agreement, Seller shall be responsible for the costs and expenses of its attorneys, accountants, appraisers and other professionals, consultants and representatives. Seller shall be responsible for the costs and expenses of Purchaser in connection with obtaining the Title Commitment, each UCC Search, tax certificates, Owner Policy of Title Insurance (excluding any endorsements other than those necessary to cure title defects (which shall be Seller’s responsibility) requested by Purchaser, which shall be Purchaser’s responsibility), and any transfer fees or other impositions related to the transfer of any of the Leasehold Interests, Improvements, FF&E, Assumed Hotel Contracts, Assumed Convention Center Project Contracts, Permits, Licenses and Approvals, any and all transfer, deed or documentary taxes relating to the transfer of the Acquired Assets, real estate commissions, and one-half of any escrow fee charged by the Escrow Agent.

ARTICLE XI
ADJUSTMENTS
     11.1 Adjustments. Unless otherwise provided herein, adjustments between the parties shall be made as of 12:01 a.m. on the date before Closing is effective (the “Cutoff Time”), with the income and expenses accrued prior to the Cutoff Time being allocated to Seller and the income and expenses accruing on and after the Cutoff Time being allocated to Purchaser, all as set forth below. All of such adjustments and allocations shall be made in cash at Closing and shall be shown on the closing statement to the extent possible. The computation of the adjustments for the closing statement shall be jointly prepared by Purchaser and Seller using actual calculations through the night preceding the Closing Date and, where necessary, estimated amounts for the remaining period prior to the Cutoff Time. Except as otherwise expressly provided herein, all apportionments and adjustments shall be made on an accrual basis in accordance with generally accepted accounting principles.
          (a) Taxes. All real estate taxes, personal property taxes, or any other taxes of any nature upon the Acquired Assets levied, except for any special assessments (special or otherwise) assessed for the period prior to the Cutoff Time (regardless of when due and payable) shall be prorated, except as hereafter expressly provided. All special assessments shall be paid in full by Seller on the Closing Date or Purchaser shall receive a credit for any unpaid portion of same. If any sales, use, occupancy or similar taxes payable with respect to the operation of the Acquired Assets for the period prior to the Closing Date have not been paid in full by Seller at or prior to Closing, Seller shall place in escrow with the Escrow Agent the estimated amount of such taxes as may be determined by the Comptroller of the Treasury, State of Wisconsin, or if such Comptroller has not made any such determination, as reasonably determined by Escrow Agent, (the “Tax Escrow”) to be held the Escrow Agent until such time as the amount of taxes are determined. Seller shall provide to the Escrow Agent a copy of the return filed in connection therewith and the Escrow Agent shall pay the taxes from the Tax Escrow without the need for further instruction from Purchaser and Seller. After payment of all such taxes from the Tax Escrow, the surplus funds, if any, will be promptly returned to Seller. In the event of any deficiency in the Tax Escrow, Seller shall immediately provide any additional amounts necessary to satisfy fully all such taxes which are due. With respect to any other taxes, if the amount of such taxes for the year in which the Closing occurs cannot reasonably be determined, Purchaser and Seller each shall prorate such taxes at Closing, in accordance with their respective pro rata shares, which in the aggregate equal the highest discounted rate of the amount of such taxes for the immediately preceding tax year and shall reconcile such pro-ration upon receipt of the current year’s tax bill. Any back taxes assessed for any period prior to the Closing, if known on the Closing Date, shall be paid in full by Seller at Closing, and if not known on the Closing Date, any back taxes will be estimated by the Escrow Agent and such amount shall be added to the Tax Escrow and the Escrow Agent shall pay the taxes from the Tax Escrow without the need for further instruction from Purchaser and Seller. In the event of any deficiency in the Tax Escrow, Seller shall immediately provide any additional amounts necessary to satisfy fully all such taxes which are due, including all delinquent and/or interest charges.

          (b) Utilities. All suppliers of utilities shall be instructed to read meters or otherwise determine the charges owing for services prior to the Cutoff Time, which charges shall be paid by Seller. Purchaser shall pay charges accruing after the Cutoff Time. If the amount of the charges owing as of the Cutoff Time cannot be reasonably determined, the apportionment shall be based at Closing upon the amount of such charges for the immediately preceding billing period but shall be readjusted when the amount of such charges is finally determined on an equal per diem basis. If elected by Purchaser, Seller shall be given credit, and Purchaser shall be charged, for any utility deposits transferred to Purchaser at Closing. A schedule of all utility deposits is to be delivered by Seller to Purchaser prior to Closing. Seller agrees to execute, in advance of Closing, any releases or other instruments as required by the utility companies to release information to Purchaser with respect to the utilities servicing the Business.
          (c) Income/Charges. All income and charges receivable or payable under any Assumed Hotel Contracts, Assumed Convention Center Project Contracts and any prepayments and receipts thereunder, shall be prorated between Purchaser and Seller as of the Cutoff Time. If elected by Purchaser, (i) Purchaser shall be given a credit, and Seller shall be charged, for all security deposits (in which case Seller shall be entitled to retain all such deposits), and (ii) Seller shall be given credit, and Purchaser shall be charged, for any contract deposits actually transferred to Purchaser at Closing.
          (d) Accounts. All Seller bank accounts, operating accounts, reserve funds, petty cash, cash in cash registers and cash in vending machines of the Seller as of the Closing Date shall remain the property of Seller except that the front desk shall retain $500.00 without charge to Purchaser for use at the Hotel. At Purchaser’s election, Purchaser shall give Seller a credit at Closing for any or all such items other than funds deposited in a bank account, in which event such credited items shall become the property of Purchaser.
          (e) Room Rentals. All accounts receivable of registered guests at the Hotel for the night in which the Cutoff Time occurs (the “Guest Ledger”) shall be shared equally between Purchaser and Seller as of the Closing Date. All accounts receivable of registered guests at the Hotel who have not checked out and were occupying rooms as of the Cutoff Time for the period up to the night prior to the night in which the Cutoff Time occurs, shall be allocated to Seller, but Seller’s share shall be reduced by applicable credit card and travel agent commissions allocable to Seller, which commissions are paid by Purchaser. All accounts receivable of registered guests at the Hotel who have not checked out and were occupying rooms as of the Cutoff Time for the night following the night in which the Cutoff Time occurs shall belong to Purchaser.
          (f) Advance Deposits. All prepaid rentals, room rental deposits, and all other deposits for advance registration, banquets or future services to be provided on and after the Closing Date shall be credited to Purchaser. All commissions already paid by Seller shall be credited to Seller. Purchaser shall receive a credit for all outstanding gift certificates and similar items.

          (g) Consumables and Inventories. Seller shall prepare, as of the Closing Date, an inventory of the consumables, inventories and supplies, including without limitation, housekeeping, maintenance and restaurant supplies (including food), and to the extent permitted by law, all liquor, all of which shall be maintained at normal and customary levels prior to Closing (the “Closing Inventory”). All Consumables and Inventories are included in the Purchase Price and no additional payment is due from the Purchaser to the Seller on account thereof.
          (h) Accounts Receivable. All accounts receivable (other than the Guest Ledger) and credit card claims as of the Closing Date shall remain the property of Seller. Purchaser shall have no obligation to collect the accounts receivable of Seller. Seller and Purchaser agree that the monies received by Purchaser from debtors owing such accounts receivable balances after Closing shall be applied to the Purchaser’s outstanding invoices to such account debtors in chronological order beginning with the oldest invoices, and thereafter, when Purchaser’s account with such account debtor is current, then on behalf of Seller. Purchaser shall not offset any such monies received by Purchaser against any claims Purchaser may have against Seller.
          (i) Accounts Payable. All accounts payable owing as of the Cutoff Time for merchandise, foodstuffs, supplies and other materials and services delivered or rendered to Seller or the Acquired Assets prior to the Cutoff Time, together with the cost of repair or service of all Personal Property delivered to a shop for repair or service prior to the Closing Date, shall be paid for by Seller at Closing. A list as of such time shall be prepared and delivered to Purchaser at least five (5) days prior to Closing. If any accounts payable with respect to the operation of the Acquired Assets for the period prior to the Closing Date have not been paid in full by Seller at or prior to Closing, Seller shall place in escrow with the Escrow Agent the estimated amount as agreed upon by Purchaser in its reasonable discretion of such accounts payable (the “Accounts Payable Escrow”) to be held the Escrow Agent until such time as the amount of the accounts payable are determined. Seller shall provide to the Escrow Agent a copy of the bills or invoices in connection therewith and the Escrow Agent shall pay the accounts payable from the Tax Escrow without the need for further instruction from Purchaser and Seller. After payment of all such accounts payable from the Accounts Payable Escrow, the surplus funds, if any, will be promptly returned to Seller. In the event of any deficiency in the Accounts Payable Escrow, Seller shall immediately provide any additional amounts necessary to satisfy fully all such accounts payable which are due.
          (j) Income Taxes. The Seller shall be responsible for any federal or local income, franchise, sales, room, occupancy, use or other tax liability relating to periods up to the Cutoff Time, even though such liabilities do not arise or become payable until after the Cutoff Time, and shall hold harmless, indemnify and defend Purchaser from all such liability. The Purchaser shall be responsible for any federal or local income, franchise, sales, room, occupancy, use or other tax liability relating to periods after the Cutoff Time, and shall hold harmless, indemnify and defend Seller from all such liability.
          (k) Employees. Seller shall be solely responsible for any and all liability for payment of all employees’ wages, accrued (whether or not earned at Closing) vacation pay, sick leave, bonuses, pension benefits, severance pay or other similar benefits, benefits due to compliance with the Family Medical Leave Act and other benefits earned by and due to or accrued (whether or not earned at Closing) to employees of the Acquired Assets through the Cutoff Time, together with FICA withholding, ERISA or pension guaranty fund payments in Section 3(37)(A)of ERISA and including any unemployment and other taxes and benefits due from such employer of such employees. Seller shall be solely responsible for all costs associated with Seller’s termination of any employees and Seller shall indemnify and hold Purchaser harmless from and against any and all liability, loss, cost, damage or expense related to any of the foregoing items. Such indemnity shall survive the Closing Date until the applicable statute of limitations period has expired. Purchaser shall be responsible for such expenses after Closing for Purchaser’s own personnel. If, as a consequence of the purchase and sale of the Business in the manner contemplated herein, Seller withdraws from a multi-employer plan (as defined in Section 3(37)(A) of ERISA and including a multi-employer welfare plan), and such multi-employer welfare plan assesses, imposes, or otherwise makes a demand upon Seller or Purchaser for withdrawal liability whether based upon contract or statute, then such withdrawal liability shall be the sole obligation of Seller.
     11.2 Further Assurance. Such other items which have not been addressed above and which are customarily prorated and adjusted in the sale of a hotel shall be prorated on the Closing Date in accordance with standard, customary pro-rations.
     11.3 Reconciliation and Final Payment. Seller and Purchaser shall reasonably cooperate after Closing to make a final determination of the pro-rations required hereunder (i) with respect to accounts receivable, promptly after receipt of all amounts owing under such accounts receivable, and (ii) with respect to all other pro-rations required hereunder, no later than one (1) year after the Closing Date. Upon the final reconciliation of the prorations under this Agreement, the party which owes the other party any sums hereunder shall pay such party such sums within ten (10) days after the reconciliation of such sums. The obligations to calculate such prorations, make such reconciliations and pay any such sums shall survive the Closing. Notwithstanding anything contained in this Agreement to the contrary, it is the intent of the parties hereto that Seller shall be entitled to all income and receipts accruing prior to the Cutoff Time and shall be responsible for all costs, expenses and liabilities of the Acquired Assets arising from events occurring before the Cut-Off Time and Purchaser shall be entitled to all income and receipts accruing after the Cutoff Time and shall be responsible for all costs, expenses and liabilities of the Business arising from events occurring after the Cut-Off Time.
ARTICLE XII
CASUALTY AND CONDEMNATION
     12.1 Risk of Loss; Notice. Prior to Closing and the delivery of possession of the Acquired Assets to Purchaser in accordance with this Agreement, all risk of loss to the Acquired Assets (whether by casualty, condemnation or otherwise) shall be borne by Seller. In the event that (a) any loss or damage to the Acquired Assets shall occur prior to the Closing Date as a result of fire or other casualty, or (b) Seller receives notice that a governmental authority has initiated or threatened to initiate a condemnation proceeding affecting the Land, Seller shall give Purchaser immediate written notice of such loss, damage or condemnation proceeding (which notice shall include a certification of (i) the amounts of insurance coverages in effect with respect to the loss or damage and (ii) if known, the amount of the award to be received in such condemnation).
     12.2 Purchaser’s Termination Right. If, prior to Closing and the delivery of possession of the Acquired Assets to Purchaser in accordance with this Agreement, (a) any condemnation proceeding shall be pending against a “substantial” portion of the, or (b) there is any “substantial” casualty loss or damage to the Acquired Assets, Purchaser shall have the option to terminate this Agreement provided Purchaser delivers written notice to Seller of its election so to terminate this Agreement within ten (10) days after the date Seller has delivered Purchaser written notice of any such loss, damage or condemnation as provided above, and in such event Purchaser shall receive the Deposits and any interest earned thereon and no party shall have any further obligation or liability to the other under this Agreement. In the context of condemnation, “substantial” shall mean condemnation of such portion of the Land or Improvements as could, in Purchaser’s sole judgment, render use of the remainder impractical or unfeasible for the uses herein contemplated, and, in the context of casualty loss or damage, “substantial” shall mean a loss or damage in excess of $100,000.00 value, or damage to all or any part of the Hotel or Convention Center Project which materially and adversely impacts any operating system or portion of same or access to the Hotel or Convention Center Project or the “front of the house”.
     12.3 Procedure for Closing. If Purchaser shall not timely elect to terminate this Agreement under Section 12.2 above, or if the loss, damage or condemnation is not substantial, Seller agrees to pay to Purchaser at the Closing all insurance proceeds, plus deductible, or condemnation awards which Seller has received as a result of the same and assign to Purchaser all insurance proceeds and condemnation awards payable as a result of the same, in which event the Closing shall occur without Seller replacing or repairing such damage.
ARTICLE XIII
COMMISSION
     Purchaser and Seller each represent and warrant to the other that, other than CB Richard Ellis (“Broker”), no third-party broker or finder has been engaged to sell the Business by either Purchaser or Seller, and Seller shall be responsible for payment of the brokerage commission to Broker. To the extent that Purchaser has engaged a third-party broker or finder, it shall be the responsibility of Purchaser to pay such third-party broker or finder.
ARTICLE XIV
INDEMNIFICATION
     14.1 Seller Indemnification. Seller shall indemnify and hold Purchaser, and its members, directors, officers, employees and agents, harmless from any claims with respect to Seller’s acquisition, ownership, operation and management of the Acquired Assets, Hotel and Convention Center Project and from any claims for any fees or other such payments of any brokers, finders, contractors, developers, lenders, guests, invitees or managers in connection with the construction, acquisition, operation and management of the Acquired Assets, Hotel and Convention Center Project prior to the Closing and for any and all matters related to the Existing Litigation.
     14.2 Purchaser Indemnification. Purchaser shall indemnify and hold Seller, and its members, directors, officers, employees and agents, harmless from any claims with respect to Purchaser’s acquisition, ownership, operation and management of the Acquired Assets, Hotel and Convention Center Project and from any claims for any fees or other such payments of any brokers, finders, contractors, developers, lenders, guests, invitees or managers in connection with the construction, acquisition, operation and management of the Acquired Assets, Hotel and Convention Center Project related to matters occurring post Closing.
     14.3 Mutual Indemnification. In addition, Seller and Purchaser shall indemnify and hold the other party, and its members, directors, officers, employees and agents, harmless from any claims by any third persons (including, without limitation, any federal, state or local government agency, board, department or body) for damages, liabilities, losses and expenses (including, without limitation, reasonable attorney’s fees incurred in seeking indemnification hereunder or defending any claim by a third person, and amounts paid in settlement of any claim or suit), taxes, fines, penalties and interest, of any kind or nature whatsoever which may be sustained or suffered by the other party or its members, directors, officers, employees and agents, arising out of, based upon, or by reason of a breach of any representation or warranty made by the Seller or Purchaser, as the case may be, under this Agreement, or a failure to perform any covenant in any agreement delivered hereunder, any claim, action or proceeding asserted or instituted growing out of any matter or thing covered by such breached representation, warranty, agreement or covenant.
     14.4 Time Periods. The indemnities set forth in this Agreement shall survive Closing until such time as the applicable statute of limitations period has run. The indemnity provisions shall include, but not be limited to, reasonable attorney’s and paralegal’s fees and expenses at both trial and appellate levels.
ARTICLE XV
DEFAULT REMEDIES
     15.1 Purchaser Default. If Purchaser defaults under this Agreement prior to Closing, which default continues uncured for ten (10) business days after written notice is given by Seller to Purchaser, then thereafter at Seller’s election by written notice to Purchaser delivered at any time prior to the completion of such cure, this Agreement shall be terminated and of no effect, and Seller shall receive the Deposit and any interest earned thereon as its only remedy at law or in equity, and both Purchaser and Seller shall thereupon be released from all obligations hereunder.
     15.2 Seller Default. If Seller defaults under this Agreement, which default continues uncured for ten (10) business days after written notice is given by Purchaser to Seller, then the Purchaser may elect, as Purchaser’s sole and exclusive remedies, either (i) to terminate this Agreement by written notice to Seller delivered to Seller at any time prior to the completion of such cure, in which event the Deposit shall be returned to Purchaser with any interest earned thereon along with any actual out-of-pocket costs incurred by Purchaser relating directly to this transaction, to be paid by Seller, and thereafter, the Purchaser and Seller shall thereupon be released from all obligations hereunder; or (ii) to treat this Agreement as being in full force and effect by written notice to Seller delivered to Seller at any time prior to the completion of such cure, in which event the Purchaser shall have the right to initiate an action against Seller for specific performance, and/or to pursue any other legal or equitable remedy Purchaser may have against Seller, provided, however, if Purchaser has not commenced and filed an action for specific performance within ninety (90) days following actual knowledge of Seller’s default, Purchaser shall have hereby waived its right of specific performance. Purchaser hereby expressly waives any right to file a lis pendens against the Property except in connection with the filing of a lawsuit for specific performance permitted hereby.
     15.3 Attorney’s Fees. Anything to the contrary herein notwithstanding, if it shall be necessary for either the Purchaser or Seller to employ an attorney to enforce its rights pursuant to this Agreement because of the default of the other party, and the non-defaulting party is successful in enforcing such rights, then the defaulting party shall reimburse the non-defaulting party for the non-defaulting party’s reasonable attorneys’ fees, costs and expenses.
ARTICLE XVI
NOTICES
     All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, or by recognized overnight courier service, or if sent by facsimile transmission with receipt confirmed, or if sent by certified mail, return receipt requested, properly addressed and postage prepaid, as follows:
     If to Seller:
525 Junction Road, #6000, South Tower
Madison Wisconsin 53717
Attention: James Calder, Chief Financial Officer
Facsimile: 608-662-4701
with a copy to:
Michael Best & Friedrich LLP
One South Pinckney Street, Suite 700
Madison, Wisconsin 53703
Attention: Michael S. Green, Esq.
Facsimile: 608-283-2275

If to Purchaser:
c/o The Claremont Companies
One Lakeshore Center
Bridgewater, MA 02324
Attention: Elias Patoucheas
Facsimile: (508) 279-3495
with a copy to:
Bernkopf Goodman LLP
125 Summer Street, 13th Floor
Boston, MA 02110
Attention: Martin C. Pomeroy, Esquire
Facsimile: (617) 790-3300
or at any other address as may be given by any party to the other party by notice in writing pursuant to provisions of this subsection. Such notices shall be deemed given at time of delivery or receipt, or, if sent by certified mail as aforesaid, shall be deemed to have been given at the time of receipt or refusal.
     Addresses may be changed by the parties hereto by written notice in accordance with this Article XVI; provided, however, no such notice of change of address and/or addressee shall be effective unless and until such notice is actually received by the party to whom such notice is sent.
ARTICLE XVII
MISCELLANEOUS
     17.1 Binding Effect, Assignment. This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto, their respective successors, assigns, beneficial owners and representatives. The rights of Purchaser under this Agreement shall not be assignable without Seller’s written consent, which may be withheld in the exercise of Seller’s sole discretion.
     17.2 Entire Agreement; Integration. This Agreement and the Exhibits constitute the sole and entire agreement between Purchaser and Seller. No modification of this Agreement shall be binding unless signed by both Purchaser and Seller. This Agreement, including the Schedules hereto, the documents specifically referenced herein and the instruments of transfer to be delivered pursuant to the terms of this Agreement, constitutes the entire understanding and agreement of the parties in respect to the purchase and sale of the Acquired Assets and the transactions herein contemplated, and supersedes all prior negotiations, agreements and understandings whether oral or written.
     17.3 Governing Law. The validity, construction, interpretation and performance of this Agreement shall in all ways be governed and determined in accordance with the laws of the

State of Wisconsin. Neither this Agreement nor any notice of it shall be recorded in any public records.
     17.4 Captions. The captions used in this Agreement have been inserted only for purposes of convenience and the same shall not be construed or interpreted so as to limit or define the intent or the scope of any part of this Agreement.
     17.5 Confidentiality. Prior to Closing, Purchaser and Seller shall not disclose the existence of this Agreement or their respective intentions to purchase and sell the Acquired Assets or generate or participate in any publicity or press release regarding this transaction, other than to Purchaser’s counsel, consultants, advisors, representatives, prospective lenders and investors, and agents, unless both Purchaser and Seller agree in writing and as necessary to effectuate the transactions contemplated hereby. Notwithstanding anything to the contrary contained herein, Purchaser hereby acknowledges that all non-public information furnished by Seller to Purchaser or obtained by Purchaser in the course of Purchaser’s investigation of the Acquired Assets, or in any way arising from or relating to any and all studies or entries upon the Acquired Assets by Purchaser, or Purchaser’s agents or representatives, shall be treated as confidential information and further, that if any such confidential information is disclosed to third parties, Seller may suffer damages and irreparable harm. In connection therewith, Purchaser hereby expressly understands and acknowledges and agrees (i) that Purchaser will not disclose any of the contents or information contained in any reports or studies made in connection with Purchaser’s investigation of the Acquired Assets, in any form whatsoever (including, but not limited to, any oral information received by Purchaser during the course of Purchaser’s inspection of the Acquired Assets), to any party other than Seller, Seller’s agents or representatives, or Purchaser’s attorneys, agents, representatives, consultants, potential investors or lenders or other third parties assisting or who may assist Purchaser in its evaluation of the feasibility or purchasing the Acquired Assets or matters related thereto, other than as required by applicable law or process of law, without the prior express written consent of Seller, which consent shall not be unreasonably withheld, delayed or conditioned; (ii) to furnish Seller with copies of all final reports or studies submitted to Purchaser by such third parties as set forth in Section 3.2 of this Agreement (excluding any reports or studies; (x) generated internally by Purchaser, or (y) protected by any applicable privilege (e.g., attorney-client privilege)) in connection with Purchaser’s inspection, study or investigation of the Acquired Assets within a reasonable time (not to exceed ten (10) days of receipt of same by Purchaser); and (iii) that Seller is relying on Purchaser’s covenant not to disclose any of the contents or information contained in such reports to third parties (all of which is deemed to be confidential information by the provisions of this Section 17.5). The foregoing covenants shall survive the termination of this Agreement.
     17.6 Closing Documents. To the extent any Closing Documents required to be attached hereto are not attached hereto at the time of execution of this Agreement, Purchaser and Seller shall agree, in good faith on the form and content of such Closing Documents prior to Closing.

     17.7 Counterparts. This Agreement may be executed in counterparts by the parties hereto and each shall be considered an original. A facsimile copy of this Agreement any signatures thereon shall be considered for all purposes as originals.
     17.8 Severability. If any provision of this Agreement shall, for any reason, be adjudged by any court of competent jurisdiction to be invalid or unenforceable, such judgment shall not affect, impair or invalidate the remainder of this Agreement but shall be confined in its operation to the provision or provisions hereof directly involved in the controversy in which such judgment shall have been rendered.
     17.9 Interpretation. For purposes of construing the provisions of this Agreement, the singular shall be deemed to include the plural and vice versa and the use of any gender shall include the use of any other gender, as the context may require.
     17.10 Business Day. “Business day” shall mean any day other than a Saturday, Sunday or legal holiday in the State of Wisconsin.
     17.11 Tax-Free Exchange. In the event either party desires to effectuate a tax-free exchange under Section 1031 of the Internal Revenue Code, as amended, the other party agrees to fully cooperate in the documentation of the transaction in order to facilitate such Section 1031 exchange; provided, however, (i) there shall be no delay in the Closing and (ii) the party requesting the Section 1031 exchange shall reimburse the other party at Closing for all reasonable additional costs and expenses incurred by such other party in cooperating with such exchange.
[Signature pages follow.]

     IN WITNESS WHEREOF, this Agreement has been executed by the Purchaser and Seller on the dates set out below their respective signatures hereto.

SELLER:

BLUE HARBOR RESORT SHEBOYGAN, LLC

By:	GWR Operating Partnership, L.L.L.P
Its:	Sole Member

	By:	GWR OP General Partner, LLC
	Its:	General Partner

		By:	Great Wolf Resorts, Inc.
		Its:	Sole Member

		By:	/s/ Kimberly K. Schaefer

		Its:	President

The undersigned, joins in the execution of this Agreement for the sole purpose of its confirmation, to its actual knowledge after due inquiry, of the representations made by Seller pursuant to Section 6.1(d) and Section 6.1(g) of this Agreement. This confirmation is subject to the limitation of survival representations and warranties under this Agreement as provided in Section 6.3 hereof.
GREAT WOLF RESORTS, INC.

By:	/s/ Kimberly K. Schaefer

Its:	Chief Executive Officer

PURCHASER: CLAREMONT NEW FRONTIER RESORT LLC
By:	/s/ Elias Patoucheas
Its:	Manager

EXHIBITS

Exhibit A	Description of the Leasehold Interests and the Land

Exhibit B	List of FF&E

Exhibit C	Hotel Contracts and Agreements

Exhibit C-1	Excluded Hotel Contracts and Agreements

Exhibit C-2	Excluded Convention Center Contracts and Agreements

Exhibit D	Permits, Licenses and Approvals

Exhibit E	Deliveries

Exhibit F	Permitted Exceptions to Title

Exhibit G	Tax Assessment Information

Exhibit H	Title Company Wire Instructions

Exhibit I	Trade Names

Exhibit J	License Agreement

Exhibit K	Employee Services Agreement

EXHIBIT A
DESCRIPTION OF THE LEASEHOLD INTERESTS AND THE LAND
A leasehold estate pursuant to a ground lease between Redevelopment Authority of the City of Sheboygan, Wisconsin as Landlord, and Blue Harbor Resort Sheboygan, LLC as Tenant, a memorandum of which was recorded August 12, 2003 as Document No. 1701705.
A leasehold estate pursuant to an operating lease between Redevelopment Authority of the City of Sheboygan, Wisconsin as Landlord, and Blue Harbor Resort Sheboygan, LLC as Tenant.
All of Lot 11, South Pier, Being part of the Southeast fraction of the Southeast 1/4, Section 23 and part of Government Lot 1, Section 26, All in T15N, R23E, City of Sheboygan, Sheboygan County, Wisconsin.
Commencing at the Concrete monument with Brass Cap on the South quarter corner of Section 23;
Thence N00°20.10.W along the North-South quarter line of Section 23, 745.79 feet;
Thence N89°39.50.E, 1451.52 feet to a cross cut in concrete on the Northeast corner of the plat of South Pier;
Thence S07°40.16.E along the East line of the plat of South Pier, 426.26 feet to an iron pipe stake on the Southeast corner of the plat of South Pier;
Thence S42°51.12.W along the South line of the plat of South Pier, 186.41 feet to an iron rod stake on the Southeast corner of Lot 11, South Pier, and the Point of Beginning of the following description;
Thence continue S42°51.12.W along the Southerly line of Lot 11, South Pier, 565.00 feet to an iron rod stake on the Southerly line of Lot 11, South Pier;
Thence S32°48.59.W along the Southerly line of Lot 11, South Pier, 98.52 feet to an iron rod stake on the Southerly line of Lot 11, South Pier;
Thence S36°18.34.W along the Southerly line of Lot 11, South Pier, 99.45 feet to an iron rod stake on the Southwest corner of Lot 11, South Pier;
Thence N47°23.48.W along the West line of Lot 11, South Pier, 354.99 feet to an iron rod stake on the Northwest corner of Lot 11, South Pier;
Thence N42°36.12.E along the Northerly line of Lot 11, South Pier, 210.16 feet to a cross cut in concrete on a Northerly corner of Lot 11, South Pier;
Thence S47°23.48.E along the Northerly line of Lot 11, South Pier, 131.16 feet to an iron rod stake on a Northerly corner of Lot 11, South Pier;
Thence N42°36.12.E along the Northerly line of Lot 11, South Pier, 209.43 feet to a Northerly corner of Lot 11, South Pier;
Thence N47°53.06.W along the Westerly line of Lot 11, South Pier, 49.99 feet to the beginning of a circular curve concave to the East with a radius of 72.67 feet and a central angle of 63°12.31.;
Thence Northerly along the arc of the curved Westerly line of Lot 11, South Pier, 80.17 feet to a point on

A-1

the Westerly line of Lot 11, South Pier, which is measured by a chord of 76.17 feet and bears N16°16.50.5.W, said point being the beginning of a circular curve concave to the West with a radius of 23.33 feet and a central angle of 62°43.13.;
Thence Northerly along the arc of the curved Westerly line of Lot 11, South Pier, 25.54 feet to a point on the Westerly line of Lot 11, South Pier, which is measured by a chord of 24.28 feet and bears N16°02.11.5.W;
Thence N47°23.48.W along the Westerly line of Lot 11, South Pier, 143.13 feet to an iron rod stake along the Westerly line of Lot 11, South Pier, and the beginning of a circular curve concave to the Northeast with a radius of 159.67 feet and a central angle of 34°46.51.;
Thence Northerly along the arc of the curved Westerly line of Lot 11, South Pier, 96.93 feet to a cross cut in concrete on the Northerly line of Lot 11, South Pier, which is measured by a chord of 95.44 feet and bears N30°00.22.5.W;
Thence N78°06.01.E along the Northerly line of Lot 11, South Pier, 61.55 feet to a cross cut in concrete;
Thence S11°53.59.E along the Easterly line of Lot 11, South Pier, 35.32 feet to an iron rod stake and the beginning of a circular curve concave to the Northeast with a radius of 90.33 feet and a central angle of 35°29.49.;
Thence Southerly along the arc of the curved Easterly line of Lot 11, South Pier, 55.96 feet to a cross cut in concrete on the Easterly line of Lot 11, South Pier, which is measured by a chord of 55.07 feet and bears S29°38.53.5.E;
Thence S47°23.48.E along the Easterly line of Lot 11, South Pier, 117.27 feet to a point on the Easterly line of Lot 11, South Pier, and the beginning of a circular curve concave to the North with a radius of 23.33 feet and a central angle of 62°43.13.;
Thence Southeasterly along the arc of the curved Easterly line of Lot 11, South Pier, 25.54 feet to a point on the Easterly line of Lot 11, South Pier, which is measured by a chord of 24.28 feet and bears S78°45.24.5.E, said point being the beginning of a circular curve concave to the South with a radius of 72.67 feet and a central angle of 62°31.56.;
Thence Southeasterly along the arc of the curved Easterly line of Lot 11, South Pier, 79.31 feet to a point on the Easterly line of Lot 11, South Pier, which is measured by a chord of 75.43 feet and bears S78°51.03.E;
Thence S47°35.05.E along the Easterly line of Lot 11, South Pier, 50.85 feet to a point on the Northerly line of Lot 11, South Pier;
Thence N42°36.12.E along the Northerly line of Lot 11, South Pier, 196.26 feet to a cross cut in concrete on the Northeast corner of Lot 11, South Pier;
Thence S47°23.48.E along the Easterly line of Lot 11, South Pier, 198.64 feet to the Point of Beginning.
TOGETHER WITH CERTAIN REAL PROPERTY RIGHTS IN OTHER LAND ESTABLISHED BY THE FOLLOWING: All rights, benefits and easements created by and pursuant to the Restrictive Covenants and Cross Easement Agreement dated as of July 30, 2003, by and among the City of Sheboygan, Wisconsin, the Redevelopment Authority of the City of Sheboygan, Wisconsin, The Great Lakes Companies, Inc., Blue Harbor Resort Sheboygan, LLC and Blue Harbor Resort Condominium, LLC, recorded on August 12, 2003 as Document No. 1701704, in the Office of the Register of Deeds for Sheboygan County, Wisconsin, as amended by First Amendment dated as of June 25, 2004, recorded as

C-2

Document No. 1739007, aforesaid records.
All of Lot 10, South Pier, Being part of the Southeast fraction of the Southeast 1/4, Section 23 and part of Government Lot 1, Section 26, All in T15N, R23E, City of Sheboygan, Sheboygan County, Wisconsin.

C-3

EXHIBIT B
LIST OF FF&E
See attached.

B-1

EXHIBIT C
HOTEL CONTRACTS AND AGREEMENTS
     1. All Unit Rental Management Agreements for Blue Harbor Resort Condominiums that remain in effect as of the Closing Date.
     2. Amended and Restated Blue Harbor Resort Condominiums Common Elements Management Agreement, dated June 25, 2004, among Blue Harbor Resort Condominium, LLC, Blue Harbor Resort Sheboygan, LLC, Blue Harbor Resort Condominium Association, Inc. and the individual condominium unit owners who are parties to this Agreement from time to time.
[Continued on the following page.]

Contract
Type	Customer Name	Vendor Name	Vendor Address	Service	Start Date	End Date	Auto Renew?
OE	Blue Harbor Resort Sheboygan, LLC	Alsco	2641 S. Leavitt Chicago, IL	Linens	6/1/2010		month to month

Utilities	Blue Harbor Resort Sheboygan, LLC	Centerpoint Energy		Gas Agreement	6/1/2010	5/1/2011	Yes

Maint	Blue Harbor Resort Sheboygan, LLC	Millers Landscaping and Lawn Service LLC	4840 Victor Ct Sheboygan, WI 53081	Landscaping Service Contract	3/1/2010	3/1/2011

Lease	Blue Harbor Resort Sheboygan, LLC	Cintas		Uniforms	4/3/2007

Vending	Blue Harbor Resort Sheboygan, LLC	Cleveland Coin Machine	17000 S. Waterloo Rd Chagrin Falls, OH	Amusement Game Equipment Lease	7/1/2004	8/31/2009

Vending	Blue Harbor Resort Sheboygan, LLC	Cleveland Coin Machine	17000 S. Waterloo Rd Chagrin Falls, OH	1st Amendment to Amusement Game Equipment Lease	6/14/2006	12/31/2013

Vending	Blue Harbor Resort Sheboygan, LLC	Cleveland Coin Machine	17000 S. Waterloo Rd Chagrin Falls, OH	2nd Amendment to Amusement Game Equipment Lease	3/13/2009	12/31/2018

Vending	Blue Harbor Resort Sheboygan, LLC	Cleveland Coin Machine	17000 S. Waterloo Rd Chagrin Falls, OH	3rd Amendment to Amusement Game Equipment Lease	1/15/2010	2/28/2019

OE	Blue Harbor Resort	Ecolab		Pest Control	5/1/2007		Yes

OE	Great Lakes Services, LLC	Jeff Ellis & Associates	9 Josiah Fosters Path East Quogue, NY 11942	Aquatic Safety Consulting Agreement	1/1/2009	12/31/2011

IT	Blue Harbor Resort Sheboygan, LLC	Lodgenet	3900 W. Innovation St. Sioux Falls, SD 57107	Movie Service Agreement	3/7/2004	3/1/2011	Yes

IT	Blue Harbor Resort Sheboygan, LLC	Lodgenet	3900 W. Innovation St. Sioux Falls, SD 57107	Addendum to Movie Service Agreement	8/5/2005

	Blue Harbor Resort Sheboygan, LLC	Great Lakes Services, LLC		Management Agreement	7/30/2003	12/31/2028	Yes

Maint	Blue Harbor Resort & Conference Center	Neuman Pools	PO Box 413 Beaver Dam, WI 53916	Waterpark HVAC Service Agreement	12/10/2009	12/10/2010

Contract
Type	Customer Name	Vendor Name	Vendor Address	Service	Start Date	End Date	Auto Renew?
IT	Blue Harbor Resort Sheboygan, LLC	Newmarket International Software	135 Commerce Portsmouth, NH 03801	Software License Agreement	11/25/2003		Yes

IT	Blue Harbor Resort Sheboygan, LLC	Newmarket International Software	135 Commerce Way Portsmouth, NH 03801	Amendment to Software License Agreement	11/26/2003		Yes

Lease	Blue Harbor Resort & Convention Center	Pitney Bowes		Postage Meter Lease	2/5/2004	2/5/2011

	Blue Harbor Resort Sheboygan, LLC	Great Lakes Services, LLC		Reservation Services Agreement	12/20/2004	6/1/2014	Yes

Maint	Blue Harbor Resort Sheboygan, LLC	Schindler Elevator	W136 N4863 Cambell Dr Menomonee Falls, WI	Elevator Maintenance Contract	5/22/2009		month to month

IT	Blue Harbor Resort Sheboygan, LLC	Springer Miller		Software License	3/17/2003

IT	Blue Harbor Resort	Towns & Associates		Guest Services Directories Provider	4/2/2009	4/2/2012

Maint	Blue Harbor Resort & Conference Center	Veolia		Waste Service Agreement	3/15/2005	3/15/2010

Maint	Blue Harbor Resort Sheboygan, LLC	AHERN	201 Morris Court PO Box 1316 Fond du Lac, WI 54936	Fire Protection Service Agreement	5/27/2010	5/27/2011

Maint	The Blue Harbor Resort, LLC	Ace Metal	1855 High Grove Lane Naperville, IL 60540	Elev Metal Refinish	6/1/2010	6/1/2011

Admin	Blue Harbor Resort & Conference Center	Special Operations Detective Agency	1517 South 12th Street Sheboygan, WI 53081	Security Agreement	1/1/2010	12/31/2010

EXHIBIT C-1
EXCLUDED HOTEL CONTRACTS AND AGREEMENTS
     1. Management Agreement for Blue Harbor Resort & Conference Center between Blue Harbor Resort Sheboygan, LLC, and The Great Lakes Companies, Inc., dated as of July 30, 2003.
     2. Blue Harbor Resort License Agreement between Great Lakes Services, LLC and Blue Harbor Resort Sheboygan, LLC, dated as of December 20, 2004.
     3. Development Agreement, dated July 30, 2003, between City of Sheboygan and Blue Harbor Resort Sheboygan, LLC.
     4. Operating Lease, dated July 30, 2003, between the City of Sheboygan and Blue Harbor Resort Sheboygan, LLC.
     5. Subordination Agreement, dated July 30, 2003, by and among City of Sheboygan, Blue Harbor Resort Sheboygan, LLC, The Great Lakes Companies, Inc., and Blue Harbor Resort Condominium, LLC.
     6. Reimbursement Agreement, dated July 30, 2003, between City of Sheboygan and Blue Harbor Resort Sheboygan, LLC.

C-1-1

EXHIBIT C-2
EXCLUDED CONVENTION CENTER CONTRACTS AND AGREEMENTS
None.

C-2-1

EXHIBIT D
PERMITS, LICENSES AND APPROVALS

Document	Licensee			Filing	Filing
Title	Name	License #	Expiration Date	Location	Authority
	Blue Harbor Resort
Boiler 9	Sheboygan LLC	966827	6/21/2013	Milwaukee, WI	WI Dept of Commerce

	Blue Harbor Resort
Boiler 8	Sheboygan LLC	966823	6/21/2013	Milwaukee, WI	WI Dept of Commerce

	Blue harbor Resort
Boiler 7	Sheboygan LLC	966824	6/21/2013	Milwaukee, WI	WI Dept of Commerce

	Blue Harbor Resort
Boiler 6	Sheboygan LLC	1272025	6/23/2013	Milwaukee, WI	WI Dept of Commerce

	Blue Harbor Resort
Boiler 5	Sheboygan LLC	1272027	6/23/2011	Milwaukee, WI	WI Dept of Commerce

	Blue Harbor Resort
Boiler 4	Sheboygan LLC	1272026	6/23/2013	Milwaukee, WI	WI Dept of Commerce

	Blue Harbor Resort
Boiler 3	Sheboygan LLC	1272030	6/23/2013	Milwaukee, WI	WI Dept of Commerce

	Blue Harbor Resort
Boiler 2	Sheboygan LLC	1272031	6/23/2013	Milwaukee, WI	WI Dept of Commerce

	Blue Harbor Resort
Boiler 1	Sheboygan LLC	1272032	6/23/2013	Milwaukee, WI	WI Dept of Commerce

	Blue Harbor Resort
Health Permit Lodging	Sheboygan LLC	3569978	6/30/2011	Sheboygan	County of Sheboygan

	Blue Harbor Resort
Health Permit Snack Bar	Sheboygan LLC	0269977	6/30/2011	Sheboygan	County of Sheboygan

Health Permit Rusty	Blue Harbor Resort
Anchor	Sheboygan LLC	029980	6/30/2011	Sheboygan	County of Sheboygan

Health Permit Swimming	Blue Harbor Resort
Pool v2	Sheboygan LLC	5003710	6/30/2011	Sheboygan	County of Sheboygan

Health Permit Swimming	Blue Harbor Resort
Pool	Sheboygan LLC	5003709	6/30/2011	Sheboygan	County of Sheboygan

	Blue Harbor Resort
Health Permit Whirlpool	Sheboygan LLC	5203712	6/30/2011	Sheboygan	County of Sheboygan

Health Permit Wading	Blue Harbor Resort
Pool	Sheboygan LLC	5103714	6/30/2011	Sheboygan	County of Sheboygan

Health Permit — Sweet	Blue Harbor Resort
Shop	Sheboygan LLC	0269976	6/30/2011	Sheboygan	County of Sheboygan

Health Permit — On the	Blue Harbor Resort
Rocks	Sheboygan LLC	0269979	6/30/2011	Sheboygan	County of Sheboygan

	Blue Harbor Resort
Health Permit Plunge	Sheboygan LLC	5603711	6/30/2011	Sheboygan	County of Sheboygan

Health Permit Leisure	Blue Harbor Resort
River	Sheboygan LLC	5603713	6/30/2011	Sheboygan	County of Sheboygan

Vehichle Reg 2005 GMC White Box Truck	Blue Harbor Resort LLC	DG78092	12/31/2010	Madison, WI	WI Dept of Transportation

	Blue Harbor Hotel and
Elevator 5	Resort	924296	3/28/2011	Madison, WI	State of Wisconsin

	Blue Harbor Hotel and
Elevator 4	Resort	927962	3/28/2011	Madison	State of Wisconsin

	Blue Harbor Hotel and
Elevator 3	Resort	924278	3/28/2011	Madison	State of Wisconsin

	Blue Harbor Hotel and
Elevator 2	Resort	92470	3/28/2011	Madison	State of Wisconsin

	Blue Harbor Hotel and
Elevator 1	Resort	924276	3/28/2011	State of Wisconsin Dept of Commerce	Madison, WI

D-1

Document	Licensee			Filing	Filing
Title	Name	License #	Expiration Date	Location	Authority
WI Dept of
Vehichle Reg 2006 Dodge	Blue Harbor Resort LLC	DH1919	12/31/2010	Madison, WI	Transportation

WI Dept of
Vehichle Reg 2004 Dodge	Blue Harbor Resort LLC	123HDZ	4/30/2011	Madison, WI	Transportation

Spa — Massage	Blue Harbor Resort
Establishment License	Sheboygan LLC	2276	12/31/2010	SHEBOYGAN	City of Sheboygan

Blue Harbor Resory
Music License	and Conference Center	1297327	12/31/2010	Nashville, TN	BMI

Blue Harbor Resort
Music License	and Conference Center	100002985616	12/31/2010	Sheboygan, WI	ASCAP

Blue Harbor Resort
Music License	and Conference Center	190200	12/31/2010	Sheboygan, WI	SESAC

Spa-Barbering or					WI Dept of Regulation and
Cosmetology Manager	Kelly M. Grunow	30743-081	3/31/2011	Madison, WI	Licensing

WI Dept of Regulation and
Spa-Aesthetician	Jackie M. Hesselink	1632-086	3/31/2011	Madison, WI	Licensing

WI Dept of
Spa-Massage Therapist					Regulation and
or bodyworker	Stephanie S. Noel	4400-046	2/28/2011	Madison, WI	Licensing

WI Dept of
Spa-Massage Therapist					Regulation and
or bodyworker	Shelly J. Schmidt	308-046	2/28/2011	Madison, WI	Licensing

WI Dept of
Spa-Massage Therapist					Regulation and
or bodyworker	Cassie L. Krupp	4220-046	2/28/2011	Madison, WI	Licensing

WI Dept of
Spa-Massage Therapist					Regulation and
or bodyworker	Katherine F. Wojta	3176-046	2/28/2011	Madison, WI	Licensing

WI Dept of
Regulation and
Spa-Aesthetician	Sara E. Hesselink	1837-086	3/31/2011	Madison, WI	Licensing

WI Dept of
Regulation and
Spa-Aesthetician	Kayla R. Garbisch	1862-086	3/31/2011	Madison, WI	Licensing

WI Dept of
Regulation and
Spa-Aesthetician	Jennifer A. Ognacevic	1797-086	3/31/2011	Madison, WI	Licensing

WI Dept of
Spa-Massage Therapist					Regulation and
or bodyworker	Sue Ellen Conn	150-046	2/28/2011	Madison, WI	Licensing

WI Dept of
Regulation and
Spa-Manicurist	Katherine A. Schroeter	6621-085	3/31/2011	Madison, WI	Licensing

WI Dept of
Spa-Barbering or					Regulation and
Cosmetology	Jessica A. Rosinsky	85880-082	3/31/2011	Madison, WI	Licensing

WI Dept of
Regulation and
Spa-Manicurist	Kayla R. Garbisch	7087-085	3/21/2011	Madison, WI	Licensing

WI Dept of
Spa-Barbering and					Regulation and
Cosmetology	Lori A. Markham	88046-082	3/31/2011	Madison, WI	Licensing

WI Dept of
Spa — Barbering and	Blue Harbor Resort				Regulation and
Cosmetology	Sheboygan, LLC	79307	3/31/2011	Madison, WI	Licensing

	Blue Harbor Resort				WI Dept of
Vehicle Registration	Sheboygan, LLC	N/A	N/A	Milwaukee, WI	Transportation

Sellers Permit	Great Wolf Resorts Inc	004-0002290761-01	N/A	Madison, WI	WI Dept of Revenue

D-2

EXHIBIT E
DELIVERIES
(To the Extent Such Documents Exist)
     Purchaser’s obligation to purchase the Property shall be contingent upon Purchaser’s review and approval of the following:
     1. 2009 and current year Financial Statements (including detailed monthly financial data, occupancy and average daily rate, include a breakdown of revenue categories)
     2. List of every employee, including position, hourly wage or salary
     3. Copy of CRS production from its Franchiser, Franchise Agreement and all other Franchise documents
     4. Copy of any Product Improvement Plan and Quality Inspection scores from its Franchiser
     5. All current maintenance, service, vendor, rental (including equipment rental) and lease agreements
     6. Inventory of all FF&E (furniture, fixtures and equipment) including office equipment and maintenance equipment
     7. All leases, including the Ground Lease (both real and personal property)
     8. Copy of any State, County or City licenses, permits, approvals and the like
     9. Selling entity’s tax returns for 2008 (and when available, 2009)
     10. Any current lawsuits or litigation
     11. Survey of the Property
     12. List of Capital Expenditures (including costs) for 2009
     13. List of Ongoing Capital Improvements in Progress or Scheduled
     14. List and copies of equipment warranties
     15. Current plans for health, retirement, 401k, etc.
     16. Copy of personal property and real property tax records
     17. Copy of all insurance policies (property, liability, casualty, workers compensation, etc.)

E-1

     18. Employee handbook and related materials regarding employees
     19. Copy of employer/employee tax records
     20. List of clients authorized for direct bill
     21. 2010 (or current fiscal year) Marketing Plan
     22. 2010 (or current fiscal year) Budget
     23. List of Suppliers
     24. Collective bargaining/labor agreements
     25. Workers compensation cases
     26. Employee-related lawsuits, charges, actions or complaints
     27. Short and long-term commitments (advance bookings, reservations, etc.)
     28. Loans documents, promissory notes, mortgages, etc.
     29. Liquor licenses and the transferability thereof
     30. Environmental, structural and mechanical reports
     31. Appraisal of the Property

E-2

EXHIBIT F
PERMITTED EXCEPTIONS TO TITLE
1. Any facts, rights, interests, or claims that are not shown by the public records but that could be ascertained by an inspection of the land or by making inquiry of persons in possession of the land.
2. Easements, liens or encumbrances, or claims thereof, not shown by the Public Records.
3. Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the title including, discrepancies, conflict in boundary lines, shortages in area, or any other facts that would be disclosed by an accurate and complete land survey of the land, and that are not shown in the public records.
4. Any lien, or right to a lien, for services, labor or material theretofore or hereafter furnished imposed by law and not shown in the public records.
5. Defects, liens, encumbrances, adverse claims, or other matters, if any, created, first appearing in the public records or attaching subsequent to the effective date hereof but prior to the date the proposed Insured acquires for value of record the estate or interest or mortgage thereon covered by this Commitment.
6. Special taxes, assessments or charges, if any.
7. Taxes, general and special for the year 2010, not now due and payable.
8. Rights of tenants, if any, in possession under unrecorded leases.
9. Restrictive Covenants as found in Warranty Deed
Recorded: October 22, 2001
Volume 1890 of Records, page 960 as Document No. 1613974 Amended Warranty Deed
Recorded: July 29, 2003 as Document no. 1698798
10. Restrictive Covenants and Cross Easement Agreement
Recorded: August 12, 2003 as Document No. 1701704
Amendment
Recorded: July 7, 2004 as Document No. 1739007
11. Access Easement as disclosed by Plat of South Pier.
13. Deed Restriction/Declaration of Restrictions
Recorded: February 5, 2004 as Document No. 1722902

F-1

EXHIBIT G
TAX ASSESSMENT INFORMATION

G-1

EXHIBIT H
TITLE COMPANY’S WIRE INSTRUCTIONS
First American Title Insurance Company
1801 K Street, N.W., • Suite K-200 • Washington, D.C. 20006
(202) 530-1200 • (800) 808-6460 • FAX: (202) 530-1433
WIRING INSTRUCTIONS FOR
FIRST AMERICAN TITLE INSURANCE COMPANY
NATIONAL COMMERCIAL SERVICES

BANK NAME:	First American Trust, FSB
5 First American Way
Santa Ana, CA 92707
ABA NO.:122241255

CREDIT TO:	First American Title Insurance Company
Commercial Services
Account No. 3015140000

SPECIAL INSTRUCTIONS SHOULD INCLUDE:

FATIC CASE NO.:	NCS-431236-DC72

TRANSACTION:	Great Wolf — Sheboygan

ATTENTION:	Craig A. Johnsn
NOTE:
PLEASE PAY STRICT ATTENTION TO THE BANK AND ACCOUNT NUMBER WHERE YOU ARE HAVING THE FUNDS WIRED. EACH FIRST AMERICAN TITLE OFFICE USES A DIFFERENT BANK AND ACCOUNT NUMBER. FUNDS WILL BE RETURNED IF SENT TO THE INCORRECT ACCOUNT.

H-1

EXHIBIT I
TRADE NAMES
Blue Harbor
Blue Harbor Resort
Blue Harbor Conference Center
Blue Harbor Resort and Conference Center

I-1

EXHIBIT J
LICENSE AGREEMENT
     This License Agreement (“Agreement”) is made this ___ day of March, 2011 (“Effective Date”) between Great Lakes Services, LLC, a Delaware limited liability company with offices located at 525 Junction Road, Suite 6000 South, Madison WI 53717(“Licensor”) and Claremont New Frontier Resort LLC, a Delaware limited liability company, with offices located at One Lakeshore Center, Bridgewater, MA 02324 (“Licensee”).
     WHEREAS, Licensor is the owner of the trademark BLUE HARBOR and other related trademarks, domain names and intellectual property rights detailed in Exhibit A (“Licensed Properties”) for use in connection with various hotel, resort, convention, restaurant, retail store and water park services (the “Services”);
     WHEREAS, Licensor is the owner of the trademarks NORTHERN LIGHTS ARCADE and ELEMENTS (“Trademarks”) which are currently used in connection with arcade and spa services, respectively (“Current Services”) within the facilities located at 725 Blue Harbor Dr., Sheboygan, Wisconsin (the “Sheboygan Property”);
     WHEREAS, Licensor desires to grant a license to Licensee to use the Licensed Properties on and in connection Services at facilities to be owned or operated by Licensee or any of its affiliates (“Licensee Facilities”), and to use the Trademarks in connection with services provided at the Sheboygan Property, upon the terms and subject to the conditions as set forth herein.
     NOW, THEREFORE, for and in consideration of premises and promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:
1.1 Licensor hereby grants to Licensee an exclusive, royalty-free license to use the Licensed Properties in Wisconsin and Iowa (the “Territory”) in conjunction with providing, marketing, and advertising the Services in relation to the Licensee Facilities, including the Sheboygan Property. Outside the Territory, this License shall be non-exclusive.
1.2 Licensor hereby grants to Licensee a non-exclusive, royalty-free license to use the Trademarks solely in connection with the Current Services at the Sheboygan Property. Licensor retains all rights in the Trademarks other than those expressly granted herein, and for the avoidance of doubt, Licensee may not use the Trademarks at any other facility, or in connection with any product or service other than the Current Services.
1.3 Licensor shall not object to or interfere with Licensee’s use of the Licensed Properties in connection with the Services, and Licensee’s use of the Trademarks in connection with Current Services at the Sheboygan Property, so long as Licensee is in compliance with the terms of this Agreement.

J-1

1.4 This Agreement shall not be terminable by Licensor except in accordance with 1.10 below; provided, however, any rights granted outside the Territory shall terminate on that date which is five (5) years from the Effective Date (the “Term”), unless earlier terminated in accordance with 1.11 below.
1.5 Licensor will direct certain sub-level domain names, such as www.sheboygan.blueharborresort.com, to the servers that Licensee shall designate and otherwise assist Licensee with modifications and updates to web files, images, on-line booking reconfigurations and the like. Licensor will retain ownership of the primary domain name www.blueharborresort.com but shall not unreasonably limit or restrict Licensee’s use of same while this Agreement is in effect. Licensee shall not itself, or through another party, register any domain name that incorporates the Licensed Properties or the Trademarks without Licensor’s prior written consent outside the Territory, not to be unreasonably withheld.
1.6 LICENSOR REPRESENTS AND WARRANTS TO LICENSEE AS FOLLOWS: (i) BY VIRTURE OF THE FACT THAT IT HAS USED THE LICENSED PROPERTIES AND TRADEMARKS FOR SIX YEARS, DURING WHICH TIME IT HAS ESTABLISHED COMMON LAW RIGHTS, LICENSOR HAS THE AUTHORITY TO GRANT THE LICENSE PROVIDED IN SECTION 1.1 HEREIN; and (ii) NO CLAIM HAS BEEN MADE OR THREATENED THAT THE LICENSED PROPERTIES OR TRADEMARKS INFRINGE UPON THE RIGHTS OF ANY THIRD PARTY. EXCEPT FOR THE LIMITED REPRESENTATIONS AND WARRANTIES PROVIDED IN THE FIRST SENTENCE OF THIS SECTION 1.6, THE LICENSED PROPERTIES AND THE TRADEMARKS ARE LICENSED TO LICENSEE “AS IS” AND LICENSOR DISCLAIMS ANY AND ALL WARRANTIES EXPRESS OR IMPLIED, ORAL OR WRITTEN WITH RESPECT TO THE LICENSED PROPERTIES AND TRADEMARKS, OR CONDITIONS OF VALIDITY, NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR ANY PURPOSE.
1.7 All Services provided by Licensee in connection with the Licensed Properties and the Current Services provided in connection with the Trademarks shall be of a nature and quality consistent with standards of quality existing at the time of closing for the provision of such services. Licensee agrees to maintain this level of quality so as not to bring discredit upon or reduce the value of the Licensed Properties or the Trademarks. All Services offered by Licensee in connection with the Licensed Properties shall be of a nautical them and shall be family and children friendly. Any significant deviation from same shall be made only after prior written approval from Licensor. Licensor shall have the right, upon its reasonable request, to inspect the Services and Current Services in conjunction with the manner in which the Licensed Properties and the Trademarks are used.
1.8 For the purpose of maintaining quality as provided in Section 1.7, Licensee shall provide representative samples of marketing materials describing the Services and Current Services and bearing the Licensed Properties and Trademarks to Licensor within thirty (30) days of request therefore, but no more frequently than quarterly, to determine whether such services, and the use of the Licensed Properties and Trademarks, are being offered and provided according to the standards set forth herein.

K-2

1.9 In the event that either Party has reason to believe that any person is infringing any of the Licensed Properties or the Trademarks, such Party shall promptly notify the other Party by providing all information in its possession, custody or control to permit the other Party to determine whether such infringement is occurring. The Parties shall then confer to determine what, if any, action will be taken to address infringement of the Licensed Properties, and which Party shall direct, control and pay for the prosecution of such action. Only Licensor shall have the right and authority to address infringement of the Trademarks. All sums recovered in any litigation or dispute pertaining to the Licensed Properties or the Trademarks, whether by settlement, judgment or otherwise, shall belong to Licensor. Each Party shall furnish the other Party all documents and information, execute all papers, testify on all matters and otherwise cooperate in connection with any litigation or action brought by a Party to defend or enforce the Licensed Properties or the Trademarks.
1.10 Licensee shall defend, indemnify and hold Licensor harmless against any judgment, damages, liability, loss, cost or other expense (including legal fees) to the extent arising from or attributable to Licensee’s breach of any of Licensee’s representations, warranties or covenants set forth in this Agreement. Licensee further agrees to defend, indemnify and hold Licensor harmless from any judgment, damages, liability, loss, cost or ether expense (including legal fees) arising out of or in connection with Licensee’s, goods or services, including, but not limited to products liability claims, and any other activity by Licensee in connection with providing the Services or pursuant to this Agreement.
     IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOST PROFITS ARISING OUT OF OR RELATED TO THIS LICENSE AGREEMENT OR THE PERFORMANCE OR BREACH THEREOF EVEN IF THE BREACHING PARTY HAS BEEN ADVISED OF THE POSSIBILITY THEREOF.
1.11 This Agreement may be terminated by either Party in the event of a material breach by the other Party which is not cured within ninety (90) days of receiving written notice of the breach; provided, however, if such default is not capable of being cured in such ninety (90) day period, the breaching party shall have such additional time as is necessary to effect such cure so long as the breaching party is using reasonable defense to effect same, not to exceed ninety (90) days. If the breach is not timely cured as aforesaid, this Agreement shall terminate without further action by either Party (“Early Termination”). In the event of an Early Termination of this Agreement, Licensee shall immediately discontinue all use of the Licensed Properties and the Trademarks and shall destroy or turn over to Licensor all promotional literature, signage and any other material bearing the Licensed Properties and Trademarks. In addition, Licensee may terminate this Agreement for any reason upon giving Licensor sixty (60) days notice of the intent to terminate. Following termination, Licensee shall immediately discontinue all use of the Licensed Properties and Trademarks and shall destroy or turn over to Licensor all promotional literature, signage and any other material bearing the Licensed Properties and Trademarks.
1.12 Licensee shall not use the name of Licensor, or Licensor’s other properties, including but not limited to GREAT WOLF LODGE, in any manner whatsoever, nor incur any obligation in

K-3

Licensor’s name. Nothing herein contained shall be construed to constitute the Parties as partners or joint venturers, nor shall any similar relationship be deemed to exist between them.
1.13 This Agreement shall be construed in accordance with and governed by the internal laws, but not the laws of conflicts, of the State of Wisconsin. All disputes under this Agreement shall be resolved by litigation in the courts of the State of Wisconsin including the federal courts therein and the Parties consent to the jurisdiction of such courts, agree to accept service of process by mail, and hereby waive any jurisdictional or venue defenses otherwise available to it.
1.14 Notices: Any notice, request, or communication required under this Agreement shall be delivered by U.S. postage prepaid and addressed to the following addresses:
If to Licensor:
525 Junction Road, Suite 6000 South,
Madison WI 53717
Attention: James Calder, Chief Financial Officer
Facsimile: 608-662-4701

with a copy to:

Michael Best & Friedrich LLP
One South Pinckney Street, Suite 700
Madison, Wisconsin 53703
Attention: Michael S. Green, Esq.
Facsimile: 608-283-2275

If to Licensee:

c/o The Claremont Companies
One Lakeshore Center
Bridgewater, MA 02324
Attention: Elias Patoucheas
Facsimile: 508-279-3495

with a copy to:

Bernkopf Goodman LLP
125 Summer Street, 13th Floor
Boston, MA 02110
Attention: Martin C. Pomeroy, Esq.
Facsimile: 617-790-3300
1.15 Registration. Licensor, may, in the exercise of its sole discretion, register all or any of the Trademarks with the United States Patent and Trademark Office at any time. In the event of such registration, Licensor shall deliver to Licensee a written addendum to this Agreement reflecting the details of the registration, which addendum shall be automatically incorporated herein without need for any further action by the parties hereto. Licensee agrees to assist

K-4

Licensor in any such registration process if requested to do so by Licensor, and at Licensor’s expense.
{Remainder of page intentionally left blank}
     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their authorized representatives as follows:

GREAT LAKES SERVICES, LLC (“Licensor”)		CLAREMONT NEW FRONTIER RESORT LLC (“Licensee”)

BY:	BY:

NAME:	NAME:

TITLE:	TITLE:

DATE:	DATE:

K-5

Exhibit A — Licensed Properties
Trademarks
BLUE HARBOR
KIDAQUARIUM
BOATHOUSE
CREW CLUB
SHIP SHAPE PLACE
ON THE ROCKS BAR & GRILLE
RUSTY ANCHOR BUFFET
SWEETSHOP LANDING
PRECIOUS CARGO
WASHED ASHORE SWIM SHOP
ROCKY BOTTOM SNACK BAR
Copyrights
“It’s Gotta Be Blue” song

K-6

EXHIBIT K
EMPLOYEE SERVICES AGREEMENT
     THIS EMPLOYEE SERVICES AGREEMENT (“Services Agreement”) by and between GREAT LAKES SERVICES, LLC., a Delaware corporation (“Service Provider”), and SHEBOYGAN RESORT OPERATOR, LLC, a Delaware limited liability company (“Client”), is made and entered into as of the Closing Date of the transaction contemplated by that certain First Amended and Restated Purchase Agreement for Blue Harbor Resort, Sheboygan, Wisconsin, by and between Blue Harbor Resort Sheboygan, LLC (“Seller”) and Claremont New Frontier Resort LLC (“Buyer”) dated March __, 2011, as thereafter amended and restated from time to time (the “Purchase Agreement”). Service Provider is the employment services company associated with Seller and other Great Wolf resorts and is the employer of the Employees described herein. Capitalized terms not defined herein have the same meaning as in the Purchase Agreement.
RECITALS
     WHEREAS, Seller shall sell the assets of Blue Harbor Resort in Sheboygan, Wisconsin, to Buyer on the Closing Date specified under the Purchase Agreement;
     WHEREAS, Service Provider will give Client the exclusive use of, the employees identified in Exhibit A (the “Employees”) on a temporary basis pursuant to the terms and conditions of this Services Agreement.
     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
AGREEMENTS
1. Purpose. Service Provider and Client acknowledge and agree that the purpose of this Services Agreement is for Service Provider to make the Employees available to Client on the terms and conditions of this Services Agreement.
2. The Services Arrangement.
     2.1 Services Identified. Service Provider shall make available to Client the Employees identified on Exhibit A for the purpose of providing the services customarily associated with their job titles (the “Services”).
     2.2 Records. The employment records of the Employees are and shall remain the property of Service Provider during the Term, but Client shall have access to and, when feasible, possession of all such records during the Term. The right of control of all Client business records and supporting documents related to Services provided hereunder shall belong exclusively to Client, except as may be reasonably requested by Service Provider in connection with a lawsuit, claim or quality assurance matter involving an Employee. If the Service Provider or Client must share with the other any information pertaining to the Employees that is individually identifiable medical information, Service Provider and Client shall abide by all applicable state and federal laws and regulations governing the confidentiality of medical information, including without limitation the Health Insurance Portability and Accountability Act of 1996 and its implementing regulations (45 C.F.R. Parts 160-164) (“HIPAA”) and state law. Service Provider and Client agree to execute any documents necessary to ensure such compliance.

     2.3 Salaries and Benefits of the Employees. The salaries and/or wages of the Employees shall be determined and paid by Service Provider. Service Provider will not provide or promise pay increases or bonuses during the Term other than in accordance with the existing Sales Incentive Plans bonuses. In its capacity as the Employer of the Employees, Service Provider shall withhold any amounts required to be withheld on such salaries and/or wages pursuant to applicable law. Service Provider shall determine and provide its fringe or other benefits, if any, to the Employees subject to the terms and conditions of such fringe and benefit plans.
     2.4 Policies, Procedures and Rules. The Employees shall continue to be subject to all personnel and other policies, procedures and rules of Service Provider. Attached hereto as Exhibit B are copies of such policies, procedures and rules.
     2.5 Management, Direction, and Control of Employees. Service Provider will not, but Client will manage, direct and control all activities of the Employees during the Term
     2.6 Performance Reviews. Subject to Section 2.8 hereof, Client shall (i) be responsible for determining compliance with and enforcement of Service Provider’s policies, procedures and rules with respect to the Employees, and (ii) be responsible for taking any disciplinary action deemed appropriate by Service Provider under such policies, procedures and rules with respect to the Employees.
     2.7 Worker’s Compensation Insurance. Service Provider shall maintain worker’s compensation insurance for the Employees to the extent required by applicable law.
     2.8 Job Requirements. If at any time Client reasonably determines that one or more Employees are not fulfilling job requirements, Client shall so notify Service Provider, and the parties shall mutually agree upon any action to be taken.
     2.9 Scheduling/Treatment of Personnel. Client shall be responsible for scheduling the Employees according to the needs of Client. Client shall treat the Employees in a respectful manner, consistent with the policies and procedures of Service Provider regarding standards of conduct, harassment and anti-discrimination. If any of the Employees request vacation time or paid time off during the Term, Service Provider and Client shall reasonably confer as the appropriate acceptance, rejection or rescheduling of such absence. To the extent an Employee attempts to return from a leave of absence and has a legally enforceable right to so return during the Term, the parties acknowledge that such return to work will be permitted and, if necessary, the parties shall reasonably confer to reach mutual agreement as to the arrangements associated with the Employee’s return to work.
     2.10 Scope of Duties. Client agrees that the Employees will perform duties that are consistent with the Services, and such other duties as may be requested by Client from time to time. Client shall not request or require any Employees to perform duties that are inconsistent with the Services.
     2.11 Facilities and Equipment. Client shall be solely responsible for maintaining a safe work place. Client shall provide all equipment and materials necessary for the Employees to perform the Services. All equipment shall be maintained in good condition and repair and shall be repaired, replaced and/or upgraded by Client when necessary or appropriate.
3. Financial Obligations.
     3.1 Service Fees. As consideration for Service Provider providing the Services under this Services Agreement during the Term, Client shall pay to Service Provider a service fee for each Employee equivalent to the cost of the Employee’s wages and benefits, plus two percent (2%) thereof. Such wages and benefits shall include:
a.	Wages at existing wage rates;
b.	Sales Incentive Plans bonuses (Client shall cooperate with Service Provider to generate the necessary reports for calculation of Sales Incentive Plan payments);
c.	Holiday pay in accordance with Service Provider’s existing holiday policy;
d.	Funeral leave in accordance with Service Provider’s existing funeral leave policy;

e.	Paid time off for earned paid-time off used during the Term in accordance with Service Provider’s existing paid-time off policy;
f.	The Service Provider’s portion of monthly major medical costs calculated at COBRA rates;
g.	100% of premiums for employer-paid life/ADD/long-term disability for salaried employees;
h.	Workers’ compensation costs;
i.	Unemployment compensation insurance taxes;
j.	401(k) employer matching contributions on Employees’ elective deferrals made during the Term in accordance with the terms of Service Provider’s 401(k) plan;
k.	Federal, state, and (if applicable) local employment taxes (including Service Provider’s portion of FICA); and
l.	Direct, third-party costs incurred in conjunction with payroll processing (e.g. ADP costs).
Client agrees not to pay the Employees directly or advance any funds to the Employees. Service Provider agrees that, because vacation pay is a benefit already earned by the Employees for which Service Provider is obligated to pay, Service Provider will not seek reimbursement from Client of vacation pay that is paid by Service Provider to the Employees
     3.2 Payment. Client shall pay Service Provider for leasing the Employees as provided under this Services Agreement in accordance with Section 3.1. All costs incurred in conjunction with period payroll processes (for example, wages, bonuses, holiday pay, funeral leave, vacation pay, unemployment compensation insurance taxes, and federal/state/local employment taxes) must be paid by Client to Service Provider at least one (1) business day prior to the payroll pay date. All other costs will be invoiced to Client and must be paid in full within five (5) days.
4. Termination.
     4.1 Term. This Services Agreement shall be effective as of the Closing Date, and shall continue until the last shift worked on April 15, 2011 but no later than 11:59 p.m. on April 15, 2011 (the “Initial Term”). Thereafter, this Services Agreement may be renewed, once, beginning upon the expiration of the Initial Term and ending on the last shift worked on April 30, 2011 but no later than 11:59 p.m. on April 30, 2011 (the “Renewal Term”). To renew this Services Agreement beyond the Initial Term, Client must provide Service Provider with fifteen (15) days’ written notice. In this Services Agreement, the “Initial Term” and, as the case may be, the “Renewal Term,” are referred to as the “Term”.
     4.2 Termination. In the event of a breach of the terms of this Services Agreement by either party, the non-breaching party may terminate this Services Agreement upon fifteen (15) days’ written notice to the breaching party, provided that such breach remains uncured for said fifteen (15) days. Notwithstanding the foregoing, in the event that Client fails to strictly abide by the payment terms described in Section 3 of this Services Agreement, this Services Agreement shall immediately terminate with no opportunity for cure.
     4.3 Effect of Termination and WARN Treatment. Upon termination of this Services Agreement for any reason, or upon expiration of the Term, as the case may be, Service Provider shall terminate all Employees and Client shall hire Substantially All Employees. The requirement that Client shall hire Substantially All Employees is intended by the parties solely to ensure that Service Provider does not incur WARN liability and, provided Service Provider does not incur WARN liability by virtue of the circumstances associated with the Employees’ termination by Service Provider and hire by Client, then the foregoing requirement will be deemed satisfied by Service Provider. Accordingly, the parties agree that the term “Substantially All Employees” means at least 76% of all Employees.
5. Insurance and Mutual Indemnification. Each party shall obtain and maintain at its own expense general liability, casualty insurance and professional liability insurance in amounts and from insurers reasonably acceptable to the other party.

Client agrees to defend, indemnify and hold Service Provider harmless from any claims made by the Employees based on and arising out of actions, conduct or omissions of Client or its officers, directors, shareholders, agents or employees. Such claims shall include, but are not limited to, charges of discrimination brought through the state civil rights agencies, the Equal Employment Opportunity Commission, and all other state and federal fair employment agencies, lawsuits alleging failure to comply with Federal or State wage/hour laws, wrongful termination, unlawful discrimination, or other employment-related causes of action resulting from employer discipline, termination or retaliation occurring during the Term. Client shall also defend and indemnify Service Provider from employee claims of sexual harassment occurring during the Term. The duty to defend includes the duty to pay reasonable attorney’s fees incurred by Service Provider in defending such claims, and the duty to indemnify includes the duty to pay any award imposed by an administrative agency, or any judgment or settlement reached in a court action. Client and Service Provider shall also defend, indemnify and hold each other harmless from liability for any claims made under either party’s professional liability insurance. Client shall be solely responsible for any acts of which Client did not adequately inform Service Provider prior to the commission thereof. Client further agrees that the acceptance of an Employee to its workforce relieves Service Provider of any liability to Client for losses or claims that arise as a result of such Employee’s negligence, theft, embezzlement, fraud, or other unlawful acts committed by such Employee. In no event shall Service Provider be liable for Client’s loss of profits, business goodwill or other consequential, special or incidental damages. Service Provider shall be solely responsible for any matter in which Service Provider is negligent or at fault and Client will not have to indemnify Service Provider for any such matter provided Client was not involved and was not at fault in any regard.
Service Provider agrees to defend, indemnify and hold Client harmless from any claims made by the Employees based on and arising out of actions, conduct or omissions of Service Provider or its officers, directors, shareholders, agents or employees. Such claims shall include, but are not limited to, charges of discrimination brought through the state civil rights agencies, the Equal Employment Opportunity Commission, and all other state and federal fair employment agencies, lawsuits alleging failure to comply with Federal or State wage/hour laws, wrongful termination, unlawful discrimination, or other employment-related causes of action resulting from employer discipline, termination or retaliation occurring during the Term. Service Provider shall also defend and indemnify Client from employee claims of sexual harassment occurring during the Term. The duty to defend includes the duty to pay reasonable attorney’s fees incurred by Client in defending such claims, and the duty to indemnify includes the duty to pay any award imposed by an administrative agency, or any judgment or settlement reached in a court action. Service Provider shall be solely responsible for any acts of which Service Provider did not adequately inform Client prior to the commission thereof. In no event shall Client be liable for Service Provider’s loss of profits, business goodwill or other consequential, special or incidental damages. Client shall be solely responsible for any matter in which Client is negligent or at fault and Service Provider will not have to indemnify Client for any such matter provided Service Provider was not involved and was not at fault in any regard.
6. Warranties.
     6.1 Service Provider Warranty of Compliance with Laws. As an inducement to Client to enter into this Services Agreement, Service Provider represents, warrants and covenants that Service Provider will comply in all material respects with all laws applicable to the employment of the Employees by Service Provider and their performance of any Services to the extent that Service Provider exclusively controls such Services or directs the Employees with respect to such Services.
     6.2 Client Warranty of Compliance with Laws. As an inducement to Service Provider to enter into this Services Agreement, Client represents, warrants and covenants that Client will comply in all material respects with all laws applicable to the Employees and their performance of any Services to the extent that Client exclusively controls such Services or directs the Employees with respect to such Services.
7. Miscellaneous.
     7.1 Benefit Plan Matters. During the Term, Service Provider and Client will work in good faith to transition 401(k) assets of the Employees to Client’s 401(k) plan. Client shall establish or designate an individual account plan qualified under Section 401(a) of the Internal Revenue Code (the “Code”) and containing a cash or deferred arrangement meeting the requirements of Section 401(k) of the Code and a related trust which shall cover the Employees containing provisions substantially the same as those provided under the Service Provider’s current 401(k) plan. Service Provider shall cause its 401(k) plan to transfer the full account balance, if any, of each of the Employees (including beneficiaries and alternate payee’s of the Employees) and each former employee associated with Blue Harbor (including their beneficiaries and alternate payees) (collectively each referred to as a “transferring participant”) who have account balances to the Client’s 401(k) Spin-Off Plan as soon as administratively practicable following the end of the Term. Client shall cause the trustee of the Client’s 401(k) Spin-Off Plan to accept and allocate each transferred account balance and loan to a subaccount for the benefit of each such respective Transferring Participant with such account balance or employee loan. Client shall assume and retain all obligations in respect of the assets and liabilities transferred to the Client’s 401(k) Spin-Off Plan and all Transferring Participants that have, or may have claims at any time under the Service Provider’s 401(k) plan.
Client shall provide Employees with credit for time worked since their date of hire for all other benefit plan purposes, including eligibility, vesting, waiting periods, and seniority for purposes of paid-time off, vacation, and other workplace policies that vary based on seniority.
     7.2 Vacation. At the time of each Employee’s termination of employment by Service Provider, Service Provider shall pay each Employee for earned but unused vacation days. Service Provider will not seek reimbursement from Client for any earned but unused vacation days paid by Service Provider to the Employees at the time of each Employee’s termination Service Provider shall provide to Client a list of Employees and their earned but unused 2011 vacation days. Client may but is not required to take such information into account in implementing its own vacation policy for the Employees.
     7.3 Employee Discounts. Client will continue to offer discounted room rates to Employees in accordance with Service Provider’s existing policies during the Term.
     7.4 Independent Contractor. The parties expressly acknowledge and agree that Service Provider and Client are independent and that neither party shall be considered an agent or legal representative of the other party for any purpose, and neither party’s officers, directors, employees or agents shall be considered agents or employees of the other party. Neither party, nor any of its officers, directors, employees or agents, shall have any authority to enter into any contract or commitment on behalf of or otherwise bind the other party.
     7.5 Waiver. The failure of either party to insist, in any one or more instances, upon performance of any term, covenant or condition of this Services Agreement shall not be construed as a waiver or a relinquishment of any right granted hereunder or of the future performance of any such term, covenant or condition.
     7.6 Notice to Parties. All communications provided for hereunder shall be in writing and shall be deemed to be given to a party when delivered in person, sent by facsimile or deposited in the U.S. mail, first class, registered or certified, return receipt requested, with proper postage prepaid, to the address set forth below, or to such other address as such party may designate in writing to the other party.

Service Provider:	Great Wolf Resorts, Inc.
525 Junction Road, #6000, South Tower
Madison, Wisconsin 53717
Attention: James Calder, Chief Financial Officer
Facsimile: 608-662 4701

with a copy to:

Michael Best & Friedrich LLP
One South Pinckney Street, Suite 700
Madison, Wisconsin 53703
Attention: Michael S. Green, Esq.
Facsimile: 608-283-2275

Client:	Sheboygan Resort Operator, LLC
c/o The Claremont Companies
One Lakeshore Center
Bridgewater, MA 02324
Attention: Elias Patoucheas
Facsimile: (508) 279-3495

with a copy to:

Bernkopf Goodman LLP
125 Summer Street, 13th Floor
Boston, MA 02110
Attention: Martin C. Pomeroy, Esq.
Facsimile: (617) 790-3300
     7.7 Governing Law. This Services Agreement and each and all of the terms, covenants and conditions hereof shall be interpreted in accordance with and governed in all respects by the laws of the State of Delaware, except to the extent that Wisconsin law is required to be applied.
     7.8 Severability. If any provision of this Services Agreement shall be held to be invalid or unenforceable for any reason, the parties hereto acknowledge and agree that such invalidity or unenforceability (i) shall not affect any other provision of this Services Agreement, (ii) the remaining terms, covenants and conditions hereof shall remain in full force and effect, and (iii) any court of competent jurisdiction may so modify the objectionable provision as to make it valid and enforceable.
     7.9 Amendments. No amendments or additions to this Services Agreement shall be binding unless in writing and signed by both parties, except as otherwise provided herein.
     7.10 Assignment. Neither party may assign or delegate this Services Agreement or its rights or obligations hereunder without the express written consent of the other party.
     7.11 Entire Agreement. This Services Agreement and the agreements, documents, policies, procedures and other materials referenced herein set forth the entire agreement of the parties with respect to their subject matter and supersede any prior agreements between the parties with respect to their subject matter.
     IN WITNESS WHEREOF, the parties have caused this Services Agreement to be executed as of the date first above written.

SERVICE PROVIDER:	CLIENT:

GREAT LAKES SERVICES, LLC.	SHEBOYGAN RESORT OPERATOR, LLC

By:	By:

Name:	Name:	Elias Patoucheas

Title:	Title:	Manager

EXHIBIT A
The Employees

Name	Position	F/P Time	Hourly Rate	Type	Salary	Title
	701050	P		H		Front Desk Agent
	500150	P		H		Lifeguard
	500150	P		H		Lifeguard
	500150	P		H		Lifeguard
	201050	P		H		Room Attendant
	201050	P		H		Room Attendant
	751050	P		H		Cub Club Guide
	301150	P		H		Restaurant 1 Server
	351056	P		H		F&B - Restaurant 2 Bartender
	200120	F		S		Housekeeping Manager
	307055	P		H		Banquet SetUp
	307055	P		H		Banquet SetUp
	500150	P		H		Lifeguard
	601050	P		H		Gift Shop Sales Associate
	201055	P		H		House Attendant
	500150	P		H		Lifeguard
	201050	P		H		Room Attendant
	500150	P		H		Lifeguard
	701050	P		H		Front Desk Agent
	108511	F		S		Asst Dir of Finance
	702050	P		H		Reservations Agent
	500150	P		H		Lifeguard
	701050	F		H		Front Desk Agent
	500150	P		H		Lifeguard
	500150	F		H		Lifeguard
	601050	P		H		Gift Shop Sales Associate
	208055	P		H		Condo House Attendant
	901050	F		H		Maintenance Technician
	301150	P		H		Restaurant 1 Server
	203050	P		H		Laundry Attendant
	201050	P		H		Room Attendant
	302165	P		H		Restaurant 1 Dishwasher
	500150	P		H		Lifeguard
	601050	P		H		Gift Shop Sales Associate
	200111	F		S		Asst Dir of Housekeeping
	500150	P		H		Lifeguard
	500150	P		H		Lifeguard
	701050	F		H		Front Desk Agent
	400120	F		S		Sales Manager
	901050	F		H		Maintenance Technician
	201050	P		H		Room Attendant
	400121	F		S		Catering Sales Manager
	701050	F		H		Front Desk Agent
	203050	F		H		Laundry Attendant

Name	Position	F/P Time	Hourly Rate	Type	Salary	Title
	301150	P		H		Restaurant 1 Server
	203050	F		H		Laundry Attendant
	202050	P		H		Public Area Attendant
	601050	P		H		Gift Shop Sales Associate
	652050	P		H		Massage Therapist
	201050	P		H		Room Attendant
	500150	P		H		Lifeguard
	500150	P		H		Lifeguard
	400121	F		S		Catering Sales Manager
	500150	P		H		Lifeguard
	208050	P		H		Condo Room Attendant
	651050	P		H		AVEDA Advisor
	651050	P		H		AVEDA Advisor
	500150	P		H		Lifeguard
	400110	F		S		Dir of Sales & Marketing
	500150	P		H		Lifeguard
	701051	P		H		Night Auditor
	201055	P		H		House Attendant
	208055	P		H		Condo House Attendant
	500150	P		H		Lifeguard
	303050	P		H		Snack Bar Attendant
	203050	P		H		Laundry Attendant
	600120	F		S		Gift Shop Manager
	208050	P		H		Condo Room Attendant
	701050	F		H		Front Desk Agent
	300111	F		S		Asst Dir of F&B
	901050	F		S		Maintenance Technician
	500150	P		H		Lifeguard
	208050	P		H		Condo Room Attendant
	751050	P		H		Cub Club Guide
	203050	F		H		Laundry Attendant
	500140	F		H		Aquatics Supervisor
	400150	F		H		Sales Coordinator
	901050	F		H		Maintenance Technician
	301151	P		H		Restaurant 1 Host
	500150	P		H		Lifeguard
	751050	P		H		Cub Club Guide
	302165	P		H		Restaurant 1 Dishwasher
	108010	F		S		Dir of Human Resources
	653040	F		H		Nail Technician Lead
	500150	P		H		Lifeguard
	302160	F		H		Restaurant 1 Cook
	202050	P		H		Public Area Attendant
	208050	P		H		Condo Room Attendant
	303050	P		H		Snack Bar Attendant
	751050	P		H		Cub Club Guide
	303050	P		H		Snack Bar Attendant
	307055	P		H		Banquet SetUp
	902050	F		H		Waterpark Technician

Name	Position	F/P Time	Hourly Rate	Type	Salary	Title
	200110	F		S		Dir of Housekeeping
	500150	P		H		Lifeguard
	500150	P		H		Lifeguard
	500150	P		H		Lifeguard
	201050	F		H		Room Attendant
	202050	F		H		Public Area Attendant
	500150	P		H		Lifeguard
	900110	F		S		Dir of Engineering
	500150	P		H		Lifeguard
	700110	F		S		Dir of Guest Services
	301150	P		H		Restaurant 1 Server
	208030	P		H		Condo Floor Supervisor
	201050	F		H		Room Attendant
	202050	P		H		Public Area Attendant
	351056	P		H		F&B - Restaurant 2 Bartender
	601040	P		H		Gift Shop Lead
	301151	P		H		Restaurant 1 Host
	304050	P		H		Confectionary Attendant
	302160	P		H		Restaurant 1 Cook
	751050	F		H		Cub Club Guide
	500140	F		H		Aquatics Supervisor
	201050	P		H		Room Attendant
	500150	P		H		Lifeguard
	901050	F		H		Maintenance Technician
	654050	P		H		Esthetician
	654040	F		H		Esthetician Lead
	307055	P		H		Banquet SetUp
	500150	P		H		Lifeguard
	600110	F		S		Dir of Retail Services
	500150	P		H		Lifeguard
	500150	P		H		Lifeguard
	304050	P		H		Confectionary Attendant
	201055	P		H		House Attendant
	500150	P		H		Lifeguard
	307055	P		H		Banquet SetUp
	208050	F		H		Condo Room Attendant
	307055	P		H		Banquet SetUp
	303050	P		H		Snack Bar Attendant
	108521	F		H		Receiving Clerk
	307055	P		H		Banquet SetUp
	301150	P		H		Restaurant 1 Server
	208050	P		H		Condo Room Attendant
	500140	P		H		Aquatics Supervisor
	304050	P		H		Confectionary Attendant
	201050	P		H		Room Attendant
	202050	P		H		Public Area Attendant
	701050	F		H		Front Desk Agent
	208055	P		H		Condo House Attendant
	500150	P		H		Lifeguard

Name	Position	F/P Time	Hourly Rate	Type	Salary	Title
	208050	P		H		Condo Room Attendant
	500150	P		H		Lifeguard
	301150	P		H		Restaurant 1 Server
	301151	P		H		Restaurant 1 Host
	301151	P		H		Restaurant 1 Host
	701030	F		H		Front Desk Supervisor
	201050	F		H		Room Attendant
	201030	F		H		Floor Supervisor
	304050	F		H		Confectionary Attendant
	601050	P		H		Gift Shop Sales Associate
	302115	F		S		Restaurant 1 Executive Chef
	500150	P		H		Lifeguard
	500120	F		S		Aquatics Manager
	500140	P		H		Aquatics Supervisor
	701051	F		H		Night Auditor
	302160	P		H		Restaurant 1 Cook
	208050	F		H		Condo Room Attendant
	201050	P		H		Room Attendant
	303050	P		H		Snack Bar Attendant
	601050	P		H		Gift Shop Sales Associate
	302165	P		H		Restaurant 1 Dishwasher
	500150	P		H		Lifeguard
	601040	F		H		Gift Shop Lead
	203050	F		H		Laundry Attendant
	201050	P		H		Room Attendant
	208055	P		H		Condo House Attendant
	500150	P		H		Lifeguard
	500150	P		H		Lifeguard
	208050	P		H		Condo Room Attendant
	302165	P		H		Restaurant 1 Dishwasher
	500150	P		H		Lifeguard
	201030	F		H		Floor Supervisor
	701050	F		H		Front Desk Agent
	500150	P		H		Lifeguard
	201030	F		H		Floor Supervisor
	500150	P		H		Lifeguard
	500150	P		H		Lifeguard
	652050	P		H		Massage Therapist
	203050	P		H		Laundry Attendant
	601050	P		H		Gift Shop Sales Associate
	208050	P		H		Condo Room Attendant
	202050	F		H		Public Area Attendant
	302160	F		H		Restaurant 1 Cook
	500150	P		H		Lifeguard
	351056	P		H		F&B - Restaurant 2 Bartender
	500150	P		H		Lifeguard
	208050	P		H		Condo Room Attendant
	201055	P		H		House Attendant

Name	Position	F/P Time	Hourly Rate	Type	Salary	Title
	201050	P		H		Room Attendant
	500110	F		S		Dir of Aquatics
	703020	F		S		Revenue Manager
	203050	F		H		Laundry Attendant
	304050	P		H		Confectionary Attendant
	601050	P		H		Gift Shop Sales Associate
	500150	P		H		Lifeguard
	109520	F		S		IT Manager
	208050	P		H		Condo Room Attendant
	500140	P		H		Aquatics Supervisor
	653050	P		H		Nail Technician
	301151	P		H		Restaurant 1 Host
	208050	P		H		Condo Room Attendant
	201050	P		H		Room Attendant
	108510	F		S		Director of Finance
	500150	P		H		Lifeguard
	208050	P		H		Condo Room Attendant
	701051	F		H		Night Auditor
	701051	P		H		Night Auditor
	302160	P		H		Restaurant 1 Cook
	208050	F		H		Condo Room Attendant
	651050	P		H		AVEDA Advisor
	301150	P		H		Restaurant 1 Server
	652050	P		H		Massage Therapist
	303030	P		H		Snack Bar Supervisor
	500150	P		H		Lifeguard
	601040	F		H		Gift Shop Lead
	304050	P		H		Confectionary Attendant
	500150	P		H		Lifeguard
	301151	F		H		Restaurant 1 Host
	751050	P		H		Cub Club Guide
	751050	P		H		Cub Club Guide
	500150	P		H		Lifeguard
	303050	P		H		Snack Bar Attendant
	301151	P		H		Restaurant 1 Host
	601050	P		H		Gift Shop Sales Associate
	208050	P		H		Condo Room Attendant
	500150	P		H		Lifeguard
	500150	P		H		Lifeguard
	108550	F		H		Accounting Clerk
	304050	P		H		Confectionary Attendant
	303050	P		H		Snack Bar Attendant
	751050	P		H		Cub Club Guide
	303050	P		H		Snack Bar Attendant
	301150	P		H		Restaurant 1 Server
	500150	P		H		Lifeguard
	500150	P		H		Lifeguard
	302160	F		H		Restaurant 1 Cook
	202050	F		H		Public Area Attendant

Name	Position	F/P Time	Hourly Rate	Type	Salary	Title
	208030	P		H		Condo Floor Supervisor
	500111	F		S		Asst. Dir of Aquatics
	203050	F		H		Laundry Attendant
	301151	P		H		Restaurant 1 Host
	500150	P		H		Lifeguard
	301151	P		H		Restaurant 1 Host
	108050	P		H		Human Resources Asst
	601050	P		H		Gift Shop Sales Associate
	304050	P		H		Confectionary Attendant
	701050	F		H		Front Desk Agent
	201050	P		H		Room Attendant
	500150	P		H		Lifeguard
	301150	P		H		Restaurant 1 Server
	702050	F		H		Reservations Agent
	208050	P		H		Condo Room Attendant
	351040	P		H		F&B - Restaurant 2 Bar Lead
	500150	P		H		Lifeguard
	500150	P		H		Lifeguard
	303030	F		H		Snack Bar Supervisor
	302060	F		S		Restaurant 2 Cook
	601050	P		H		Gift Shop Sales Associate
	302165	P		H		Restaurant 1 Dishwasher
	500150	P		H		Lifeguard
	100110	F		S		General Manager
	500150	P		H		Lifeguard
	201050	P		H		Room Attendant
	301150	P		H		Restaurant 1 Server
	652050	P		H		Massage Therapist
	500150	P		H		Lifeguard
	301151	P		H		Restaurant 1 Host
	500150	P		H		Lifeguard
	201050	P		H		Room Attendant
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